SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   High Yield
                                    Tax-Free
                                      Fund

                                FEBRUARY 28, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                     ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY FRANK A. LUCIBELLA, CFA, BARRY H. EVANS, CFA, AND
                      DIANNE SALES, CFA, PORTFOLIO MANAGERS

                             John Hancock High Yield
                                 Tax-Free Fund

                   High-yield municipals hit by strong supply,
                        weak demand and flight to quality

Municipal bonds struggled during the past six months, although they gained some ground on U.S. Treasuries later in the period. But at the beginning, expectations of deflation, slower U.S. growth and a flight to safety from global economic turmoil caused U.S. Treasury bond prices to rise and their yields, which move in the opposite direction of their prices, to fall to 30-year lows. To prevent global economic woes from worsening and infecting the U.S. economy, the Federal Reserve Board cut interest rates three times in the fall. Throughout this period, U.S. Treasuries were the only investment of choice for global investors seeking safe harbor from the economic storms overseas; most other fixed-income investments -- like corporate and municipal bonds -- were left out in the cold. Furthermore, the benefits municipals derived from falling interest rates were offset by strong municipal supply and weak investor demand. The supply of municipal bonds expanded significantly when issuers rushed to refinance old debt and issue new debt at low rates before year end. But since the typical municipal bond offered yields that were lower than 5%, demand for them was rather weak. As a result of too much supply overwhelming weak demand, municipal bonds became as cheap relative to Treasuries by the end of 1998 as they had been in more than a decade.

"Municipal bonds struggled during the past six months..."

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[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock High Yield
Tax-Free Fund. Caption below reads "Fund management team members (l-r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
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                                       3

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                  John Hancock Funds - High Yield Tax-Free Fund

"We also placed increasing emphasis on diversifying the Fund's holdings..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eleven sections (from top to left): Other 22%, Industrial Development 2%, Water & Sewer 2%, Education 3%, Airport 4%, General Obligation 5%, Housing 6%, Industrial Revenue 8%, Transportation 12%, Health 17% and Pollution Control 19%. A note below the chart reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

   By December, the interest-rate environment had begun to weaken on evidence that the economy was growing at a much healthier-than-expected pace. The news caused a rather abrupt change in sentiment, with investors worrying that inflation and interest-rate hikes were in the offing. In response, they sent bond yields higher and their prices lower. Municipals suffered less than Treasuries, in large part because they were already so inexpensive compared to their government counterparts. The high-yield municipal market weakened slightly relative to the overall municipal market because investors worried that higher interest rates and a potential slowdown in the economy in late 1999 might cause problems for the lower-quality issuers.

Performance and strategy review

For the six-month period that ended February 28, 1999, John Hancock High Yield Tax-Free Fund's Class A and Class B shares posted total returns of 1.41% and 1.07%, respectively, at net asset value. Those returns were in line with the 1.46% return for the average high-yield municipal bond fund for the same period, according to Lipper, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

   Throughout the period, we negotiated the changing environment by actively managing the Fund's duration, which measures its interest-rate sensitivity. The longer the Fund's duration, the more its share price will fall when interest rates rise, and rise when rates fall. For example, the Fund was well-positioned with a shorter-than-average duration in the final months of 1998 when interest rates rose and longer-duration funds suffered as a result. However, some of our holdings that had either very long durations or below-investment-grade credit ratings -- or a combination of both -- detracted somewhat from performance in the last several months of the period. When a large number of high-yield municipal bonds came to market, investors gravitated toward the shorter-term, higher-quality bonds, causing weak prices for those with the highest coupons.

   We also placed increasing emphasis on diversifying the Fund's holdings across a larger number of issuers. The near-record supply we saw toward the end of 1998 afforded us a somewhat rare opportunity to do so at fairly attractive prices. We started our diversification process by paring back our holdings in bonds that had short "call" dates. A call is a covenant that allows municipal bond issuers to redeem their bonds before maturity, which they most often

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is City of Chicago for O'Hare followed by an up arrow with the phrase "Strong economy boosts airline profits." The second listing is Non-callable bonds followed by an up arrow with the phrase "Insulated from redemption as rates fall." The third listing is Health-care bonds followed by a down arrow with the phrase "Philadelphia hospital bankruptcy taints sector." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------


See "Schedule of Investments." Investment holdings are subject to change.

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 28, 1999." The chart is scaled in increments of .5% with 0% at the bottom and 2.0% at the top. The first bar represents the 1.41% Total return for John Hancock High Yield Tax-Free Fund Class A. The second bar represents the 1.07% total return for John Hancock High Yield Tax-Free Fund Class B. The third bar represents the 1.46% total return for Average high-yield municipal bond fund. A note below the chart reads "Total returns for John Hancock High Yield Tax-Free Fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

do when interest rates are falling and they can reduce their financing costs. While a call is good news for issuers, it's often bad news for bond holders because they must forfeit their relatively high-yielding bonds and potentially invest the proceeds at lower interest rates. When we spotted attractive opportunities to buy bonds with longer call dates or non-callable bonds -- which can't be redeemed before maturity -- we took them.

   Based on our view that the economy will slow sometime later this year, we reduced our holdings in cyclical industry sectors, such as paper and steel. We redeployed some of the proceeds into a larger number of relatively inexpensive bonds that we thought offered good total return potential -- current income plus price appreciation -- such as utility and airline bonds. We also concentrated on finding liquid, or easily traded, names.

Leaders and laggards

Among our best performers during the past six months were bonds issued by municipalities on behalf of airlines to finance projects such as expanding airport facilities. Bonds issued by the City of Chicago for American Airlines and others performed well as the airlines themselves continued to post strong corporate earnings and profits.

   The laggards during the period were health-care bonds, which suffered when Philadelphia hospital system AHERF declared bankruptcy. That event cast a pall over even the strongest hospital and health-care facility bonds. Fortunately, we didn't own any bonds issued by AHERF.

Outlook

We're cautiously optimistic about the high-yield municipal market. We believe that interest rates could resume their decline sometime later this year, although we could see continued market volatility as countervailing economic indicators temporarily sway investors in one direction or another. With that outlook in mind, we're likely to keep the Fund's duration relatively neutral in the coming months, not becoming too long or too short until there are more definitive signs about where rates ultimately are headed. As for the high-yield market, we believe that it currently offers much more attractive yields relative to higher-quality bonds than it did six months ago, and should eventually attract more investor attention as a result.

"...we're likely to keep the Fund's duration relatively neutral in the coming months..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for a discussion of the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                                SINCE
                                           ONE        FIVE    INCEPTION
                                          YEAR       YEARS    (12/31/93)
                                          ----       -----    ----------
Cumulative Total Returns                  0.73%      27.32%     27.35%
Average Annual Total Returns              0.73%       4.95%      4.95%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                           ONE        FIVE       TEN
                                          YEAR       YEARS      YEARS
                                          ----       -----      -----
Cumulative Total Returns                 (0.30%)     26.52%     94.61%
Average Annual Total Returns             (0.30%)      4.82%      6.88%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of February 28, 1999

                                                              SEC 30-DAY
                                                                 YIELD
                                                              ----------
John Hancock High Yield Tax-Free Fund: Class A                   4.37%
John Hancock High Yield Tax-Free Fund: Class B                   3.87%

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Tax-Free Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock High Yield Tax-Free Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. With in the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $13,685 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund, before sales charge, on December 31, 1993, and is equal to $13,380, as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock High Yield Tax-Free Fund, after sales charge, and is equal to $12,783 as of February 28, 1999.

Line chart with the heading John Hancock High Yield Tax-Free Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $23,114 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund on August 31, 1988, before sales charge, and is equal to $20,576 as of February 28, 1999.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $161,373,837) .........      $174,248,419
  Cash ......................................................         2,812,880
  Receivable for investments sold ...........................            20,000
  Receivable for shares sold ................................           113,646
  Interest receivable .......................................         2,855,256
  Other assets ..............................................            36,845
                                                                   ------------
                    Total Assets ............................       180,087,046
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         3,678,470
  Payable for shares repurchased ............................            38,247
  Dividend payable ..........................................            35,461
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           141,089
  Accounts payable and accrued expenses .....................            48,059
                                                                   ------------
                    Total Liabilities .......................         3,941,326
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       173,767,159
  Accumulated net realized loss on investments and
   financial futures contracts ..............................       (10,488,168)
  Net unrealized appreciation of investments ................        12,876,296
  Distributions in excess of net investment income ..........            (9,567)
                                                                   ------------
                    Net Assets ..............................      $176,145,720
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - 125,000,000 shares
   authorized with $0.01 per share par value)
  Class A - $47,748,828/5,016,498 ...........................             $9.52
  =============================================================================
  Class B - $128,396,892/13,489,394 .........................             $9.52
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.52 x 104.71%) ...............................             $9.97
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ....................................................      $5,767,614
                                                                     ----------
  Expenses:
   Investment management fee - Note B .........................         504,758
   Distribution and service fee - Note B
     Class A ..................................................          54,640
     Class B ..................................................         618,913
   Transfer agent fee - Note B ................................          69,417
   Custodian fee ..............................................          27,162
   Auditing fee ...............................................          20,191
   Registration and filing fees ...............................          13,185
   Financial services fee - Note B ............................          12,537
   Trustees' fees .............................................           5,772
   Printing ...................................................           4,719
   Miscellaneous ..............................................           2,059
   Legal fees .................................................             863
                                                                     ----------
                    Total Expenses ............................       1,334,216
                    -----------------------------------------------------------
                    Less Expense Reductions -
                    Note B ....................................         (16,667)
                    -----------------------------------------------------------
                    Net Expenses ..............................       1,317,549
                    -----------------------------------------------------------
                    Net Investment Income .....................       4,450,065
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold .......................       1,074,391
  Net realized loss on financial futures contracts ............        (226,508)
  Change in net unrealized appreciation/depreciation
   of investments .............................................      (3,351,017)
                                                                     ----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Financial Futures Contracts ...............      (2,503,134)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................      $1,946,931
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                       SIX MONTHS ENDED
                                                                                       YEAR ENDED     FEBRUARY 28, 1999
                                                                                    AUGUST 31, 1998       (UNAUDITED)
                                                                                      ------------       ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..........................................................     $8,691,204         $4,450,065
   Net realized gain (loss) on investments sold and financial futures contracts ...       (554,208)           847,883
   Change in net unrealized appreciation/depreciation of investments and
     financial futures contracts ..................................................      6,172,597         (3,351,017)
                                                                                      ------------       ------------
     Net Increase in Net Assets Resulting from Operations .........................     14,309,593          1,946,931
                                                                                      ------------       ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5394 and $0.2684 per share, respectively) ......................     (2,047,191)        (1,231,579)
     Class B - ($0.4683 and $0.2352 per share, respectively) ......................     (6,610,696)        (3,218,486)
                                                                                      ------------       ------------
     Total Distributions to Shareholders ..........................................     (8,657,887)        (4,450,065)
                                                                                      ------------       ------------
From Fund Share Transactions - Net:* ..............................................     (5,014,174)         6,426,848
                                                                                      ------------       ------------
Net Assets:
   Beginning of period ............................................................    171,584,474        172,222,006
                                                                                      ------------       ------------
   End of period (including distributions in excess of net investment income of
     $9,567 and $9,567, respectively) .............................................   $172,222,006       $176,145,720
                                                                                      ============       ============

* Analysis of Fund Share Transactions:

                                                                                             SIX MONTHS ENDED
                                                                YEAR ENDED                  FEBRUARY 28, 1999
                                                             AUGUST 31, 1998                   (UNAUDITED)
                                                       ----------------------------    ----------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                       ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................................      1,426,741     $13,621,218       1,123,260     $10,785,814
   Shares issued to shareholders in reinvestment
     of distributions ..............................         96,914         926,475          56,732         543,965
                                                       ------------    ------------    ------------    ------------
                                                          1,523,655      14,547,693       1,179,992      11,329,779
   Less shares repurchased .........................       (752,160)     (7,173,035)       (381,659)     (3,659,178)
                                                       ------------    ------------    ------------    ------------
   Net increase ....................................        771,495      $7,374,658         798,333      $7,670,601
                                                       ============    ============    ============    ============
CLASS B
   Shares sold .....................................      2,165,723     $20,660,628       1,202,194     $11,551,425
   Shares issued to shareholders in reinvestment
     of distributions ..............................        228,203       2,182,260         109,799       1,052,578
                                                       ------------    ------------    ------------    ------------
                                                          2,393,926      22,842,888       1,311,993      12,604,003
   Less shares repurchased .........................     (3,693,711)    (35,231,720)     (1,442,773)    (13,847,756)
                                                       ------------    ------------    ------------    ------------
   Net decrease ....................................     (1,299,785)   ($12,388,832)       (130,780)    ($1,243,753)
                                                       ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                        PERIOD FROM
                                                     DECEMBER 31, 1993
                                                     (COMMENCEMENT OF                               PERIOD FROM
                                                      OPERATIONS) TO            YEAR ENDED      NOVEMBER 1, 1995 TO
                                                     OCTOBER 31, 1994      OCTOBER 31, 1995(2)   AUGUST 31, 1996(6)
                                                     -----------------     ------------------   -------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......             $9.85                  $8.82               $9.47
                                                          -------                -------             -------
   Net Investment Income ......................              0.48(1)                0.57                0.49(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments Sold and Financial
     Futures Contracts ........................             (0.94)                  0.70               (0.30)
                                                          -------                -------             -------
       Total from Investment Operations .......             (0.46)                  1.27                0.19
                                                          -------                -------             -------
   Less Distributions:
     Dividends from Net Investment Income .....             (0.48)                 (0.58)              (0.50)
     Distributions in Excess of Net
       Investment Income ......................             (0.09)                 (0.04)                 --
                                                          -------                -------             -------
       Total Distributions ....................             (0.57)                 (0.62)              (0.50)
                                                          -------                -------             -------
   Net Asset Value, End of Period .............             $8.82                  $9.47               $9.16
                                                          =======                =======             =======
   Total Investment Return at Net
     Asset Value (3) ..........................              4.96%(4)              14.85%               1.96%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...           $15,401                $14,225             $23,663
   Ratio of Expenses to Average Net Assets ....              1.15%(5)               1.06%               1.10%(5)
   Ratio of Net Investment Income to
     Average Net Assets .......................              6.08%(5)               6.36%               6.39%(5)
   Portfolio Turnover Rate ....................                62%                    64%                 38%

                                                              YEAR ENDED AUGUST 31,                SIX MONTHS ENDED
                                                          -----------------------------           FEBRUARY 28, 1999
                                                            1997                  1998               (UNAUDITED)
                                                          -------               -------           -----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......             $9.16                 $9.34                  $9.65
                                                          -------               -------                -------
   Net Investment Income ......................              0.56(1)               0.54(1)                0.27(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments Sold and Financial
     Futures Contracts ........................              0.18                  0.31                  (0.13)
                                                          -------               -------                -------
       Total from Investment Operations .......              0.74                  0.85                   0.14
                                                          -------               -------                -------
   Less Distributions:
     Dividends from Net Investment Income .....             (0.56)                (0.54)                 (0.27)
     Distributions in Excess of Net
       Investment Income ......................                --                    --                     --
                                                          -------               -------                -------
       Total Distributions ....................             (0.56)                (0.54)                 (0.27)
                                                          -------               -------                -------
   Net Asset Value, End of Period .............             $9.34                 $9.65                  $9.52
                                                          =======               =======                =======
   Total Investment Return at Net
     Asset Value (3) ..........................              8.29%                 9.34%                  1.41%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...           $32,199               $40,725                $47,749
   Ratio of Expenses to Average Net Assets ....              1.06%                 1.00%(7)               0.99%(5,8)
   Ratio of Net Investment Income to
     Average Net Assets .......................              6.00%                 5.66%                  5.64%(5)
   Portfolio Turnover Rate ....................                51%                   35%                    21%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                         YEAR ENDED OCTOBER 31,                PERIOD FROM
                                                   ----------------------------------      NOVEMBER 1, 1995 TO
                                                     1993         1994        1995(2)       AUGUST 31, 1996(6)
                                                   --------     --------     --------      --------------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........      $9.39        $9.98        $8.82               $9.47
                                                   --------     --------     --------            --------
   Net Investment Income .......................       0.53         0.48         0.51                0.44(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments Sold and Financial
     Futures Contracts .........................       0.72        (0.90)        0.69               (0.31)
                                                   --------     --------     --------            --------
       Total from Investment Operations ........       1.25        (0.42)        1.20                0.13
                                                   --------     --------     --------            --------
   Less Distributions:
     Dividends from Net Investment Income ......      (0.56)       (0.48)       (0.51)              (0.44)
     Distributions in Excess of Net
       Investment Income .......................         --        (0.07)       (0.04)                 --
     Distributions from Net Realized Gain on
       Investments Sold ........................      (0.10)       (0.19)          --                  --
                                                   --------     --------     --------            --------
       Total Distributions .....................      (0.66)       (0.74)       (0.55)              (0.44)
                                                   --------     --------     --------            --------
   Net Asset Value, End of Period ..............      $9.98        $8.82        $9.47               $9.16
                                                   ========     ========     ========            ========
   Total Investment Return at Net
     Asset Value (3) ...........................      13.69%       (4.44%)      13.99%               1.36%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....   $113,442     $151,069     $155,234            $147,669
   Ratio of Expenses to Average Net Assets .....       2.06%        1.85%        1.79%               1.81%(5)
   Ratio of Net Investment Income to Average
     Net Assets ................................       5.23%        5.36%        5.61%               5.65%(5)
   Portfolio Turnover Rate .....................        100%          62%          64%                 38%


                                                    YEAR ENDED AUGUST 31,            SIX MONTHS ENDED
                                                   -----------------------          FEBRUARY 28, 1999
                                                     1997           1998               (UNAUDITED)
                                                   --------       --------          -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ........      $9.16          $9.34                 $9.65
                                                   --------       --------              --------
   Net Investment Income .......................       0.49(1)        0.47(1)               0.24(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments Sold and Financial
     Futures Contracts .........................       0.18           0.31                 (0.13)
                                                   --------       --------              --------
       Total from Investment Operations ........       0.67           0.78                  0.11
                                                   --------       --------              --------
   Less Distributions:
     Dividends from Net Investment Income ......      (0.49)         (0.47)                (0.24)
     Distributions in Excess of Net
       Investment Income .......................         --             --                    --
     Distributions from Net Realized Gain on
       Investments Sold ........................         --             --                    --
                                                   --------       --------              --------
       Total Distributions .....................      (0.49)         (0.47)                (0.24)
                                                   --------       --------              --------
   Net Asset Value, End of Period ..............      $9.34          $9.65                 $9.52
                                                   ========       ========              ========
   Total Investment Return at Net
     Asset Value (3) ...........................       7.51%          8.53%                 1.07%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ....   $139,385       $131,497              $128,397
   Ratio of Expenses to Average Net Assets .....       1.81%          1.75%(7)              1.69%(5,8)
   Ratio of Net Investment Income to Average
     Net Assets ................................       5.28%          4.92%                 4.94%(5)
   Portfolio Turnover Rate .....................         51%            35%                   21%

(1)   Based on the average of the shares outstanding at the end of each month.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(7) The ratio of expenses to average net assets for the year ended August 31, 1998 excludes the effect of balance credits described in Note B. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been less than 0.01% for Class A and Class B shares.
(8) The ratio of expenses to average net assets for the period ended February 28, 1999 excludes the effect of balance credits described in Note B. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been 0.98% for Class A and 1.68% for Class B.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Tax-Free Fund on February 28, 1999. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
TAX-EXEMPT LONG-TERM BONDS
Alaska (0.56%)
  Anchorage, City of,
   Ice Rink Rev ................................................      6.375%   01-01-20     BB+      $1,000     $994,760     6.41%
                                                                                                              ----------
California (14.99%)
  ABAG Finance Authority for Nonprofit Corps.,
   Cert of Part Nat'l Center for Int'l Schools Proj ............      7.375    05-01-18     BB+       1,000    1,073,230     6.87
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Sr Lien Cap Apprec Ser A ........................       Zero    01-01-18     BBB-      7,950    2,939,115     5.35
  Los Angeles Community Facilities District,
   Spec Tax No 3 Cascades Business Park Proj ...................      6.400    09-01-22     BB+       1,000    1,044,800     6.13
  Millbrae, City of,
   Residential Facil Rev Ser 1997A Magnolia of Millbrae Proj ...      7.375    09-01-27     BB        1,000    1,075,190     6.86
  San Bernardino, County of,
   Cert of Part Ref Medical Ctr Fin Proj .......................      5.500    08-01-17     A-        4,500    4,718,745     5.25
  San Diego County Water Auth,
   Water Rev Cert of Part Reg RITES ............................      8.191#   04-23-08     AAA       1,000    1,228,750     6.67
  San Francisco, City of,
   Resid Facil Ser A Coventry Park Proj ........................      8.500    12-01-26     BB        2,000    2,295,640     7.41
  San Joaquin Hills Transportation Corridor Agency,
   Toll Rd Rev Conv Cap Apprec Ser A ...........................       Zero    01-15-19     BBB-      3,000    2,148,750     5.98
   Toll Rd Rev Sr Lien .........................................      5.000    01-01-33     BBB-      1,000      949,950     5.26
  South Orange County Public Financing Auth,
   Spec Tax Rev Levrrs Inflows .................................      8.730#   08-15-17     AAA       7,500    8,925,000     7.34
                                                                                                              ----------
                                                                                                              26,399,170
                                                                                                              ----------
Colorado (5.50%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Current Ser E-470 ...............................      6.950    08-31-20     AAA       2,500    2,989,825     5.81
  Black Hawk, City of,
   Device Tax Rev ..............................................      5.625    12-01-21     BB+       1,000      989,780     5.68
  Denver, City and County of,
   Airport Sys Rev Ser 1992A Preref ............................      7.250    11-15-25     AAA       1,410    1,609,064     6.35
   Airport Sys Rev Ser 1992A Unref Bal .........................      7.250    11-15-25     AAA       3,590    4,096,836     6.35
                                                                                                              ----------
                                                                                                               9,685,505
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
Connecticut (1.44%)
  Connecticut State Development Auth,
   Aquarium Proj Rev Ser A Mystic MarineLife Aquarium Proj .....      7.000%   12-01-27     BB+      $1,000   $1,060,250     6.60%
  Mashantucket (Western) Pequot Tribe,
   Spec Rev Sub Ser A ..........................................      5.500    09-01-28     BBB-      1,500    1,469,955     5.61
                                                                                                              ----------
                                                                                                               2,530,205
                                                                                                              ----------
District Of Columbia (1.77%)
  District of Columbia,
   Cert of Part Ser 1993 .......................................      7.300    01-01-13     BB-       1,000    1,068,080     6.83
   GO 1996 Ser A ...............................................      6.375    06-01-16     AAA       1,780    2,054,885     5.52
                                                                                                              ----------
                                                                                                               3,122,965
                                                                                                              ----------
Florida (5.62%)
  Grand Haven Community Development District,
   Spec Assessment Ser B .......................................      6.900    05-01-19     BB+         750      775,973     6.67
  Hillsborough County Aviation Auth,
   Rev Special Purpose Facility Imp US Air Proj ................      8.600    01-15-22     B+        2,000    2,215,520     7.76
  Homestead, City of,
   Ind'l Development Rev Ser A Community Rehab Proj ............      7.950    11-01-18     BB        3,470    3,754,089     7.35
  Orlando, City of,
   Spec Assessment Rev Conroy Rd Interchange Proj Ser 1998A ....      5.800    05-01-26     BB+       1,000      989,110     5.86
  South Indian River Water Control District,
   Rev Egret Landing Proj Section 15 Phase 1 ...................      7.500    11-01-18     BB+       2,000    2,157,580     6.95
                                                                                                              ----------
                                                                                                               9,892,272
                                                                                                              ----------
Illinois (7.67%)
  Bedford Park, City of,
   Tax Increment Rev Ref 71st & Cicero Proj ....................      7.000    01-01-06     BBB-        650      698,659     6.51
   Tax Increment Rev Ref 71st & Cicero Proj ....................      7.375    01-01-12     BBB-      1,000    1,084,990     6.80
   Tax Increment Rev Sr Lien Mark IV Proj ......................      9.750    03-01-12     AAA         960    1,127,885     8.30
  Chicago Board of Education,
   Chicago School Reform Board of Trustees GO Cap Apprec Ref
     Ser 1999A .................................................       Zero    12-01-31     AAA       5,000      873,100     5.40
  Chicago, City of,
   Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
     Ser 1999A United Air Lines Inc Proj .......................      5.350    09-01-16     BB+       1,000      995,490     5.37
   Chicago-O'Hare Int'l Airport Spec Facil Rev Ref American
     Airlines Inc. .............................................      8.200    12-01-24     BBB-      1,500    1,762,260     6.98
  Illinois Health Facilities Auth,
   Rev Ser A Fairview Obligated Group Proj .....................      9.500    10-01-22     BB        2,500    3,012,300     7.88
   Rev Ser B Fairview Obligated Group Proj .....................      9.000    10-01-22     BB        1,500    1,783,260     7.57
  Round Lake Beach, City of,
   Tax Increment Rev Ref .......................................      7.500    12-01-13     BBB-      2,000    2,176,940     6.89
                                                                                                              ----------
                                                                                                              13,514,884
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
Indiana (1.27%)
  Wabash, County of,
   Solid Waste Disp Rev Jefferson Smurfit Corp Proj ............       7.500%  06-01-26     BB       $2,000   $2,233,080     6.72%
                                                                                                              ----------
Iowa (0.55%)
  Iowa Finance Auth,
   Health Care Facil Rev Ref Care Initiatives Proj Ser B .......       5.750   07-01-18     BB          715      702,659     5.85
   Hlth Care Facil Rev Ref Care Initiatives Proj ...............       9.250   07-01-25     BB          200      265,514     6.97
                                                                                                              ----------
                                                                                                                 968,173
                                                                                                              ----------
Kansas (1.82%)
  Kansas Development Finance Auth,
   Multifamily Hsg Rev Ref Ser Y ...............................       6.125   12-01-28     BBB-      1,000      990,420     6.18
  Prairie Village, City of,
   Rev Ser A Claridge Court Proj ...............................       8.750   08-15-23     BBB-      2,000    2,221,440     7.88
                                                                                                              ----------
                                                                                                               3,211,860
                                                                                                              ----------
Kentucky (3.02%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Inc Ser 1985  .................       7.800   12-01-15     BBB-      2,500    2,614,175     7.46
   Rev Spec Facil Delta Airlines Proj Ser B ....................       7.250   02-01-22     BBB-      2,500    2,697,925     6.72
                                                                                                              ----------
                                                                                                               5,312,100
                                                                                                              ----------
Louisiana (1.40%)
  Calcasieu Parish Industrial Development Board,
   Poll Control Rev Ref Entergy Gulf States Inc Proj ...........       5.450   07-01-10     BB+       1,000      994,160     5.48
  Louisiana Public Facilities Auth,
   Progressive Hlthcare Rev ....................................       6.375   10-01-20     BB-       1,000      966,410     6.60
  West Feliciana, Parish of,
   Poll Control Rev Ser D Gulf States Utilities Co .............       5.800   12-01-15     BB+         500      499,415     5.81
                                                                                                              ----------
                                                                                                               2,459,985
                                                                                                              ----------
Maryland (0.62%)
  Baltimore, County of,
   Poll Control Rev Ref Bethlehem Steel Corp Proj ..............       7.500   06-01-15     B+        1,000    1,087,560     6.90
                                                                                                              ----------
Massachusetts (4.08%)
  Massachusetts Development Finance Agency,
   Rev Lasell Village Proj Ser 1998A ...........................       6.375   12-01-25     BBB-      1,000      987,360     6.46
   Rev Ref Clark Univ Iss ......................................       5.000   07-01-28     A-          750      719,872     5.21
  Massachusetts Industrial Finance Agency,
   Rev Ser A Southeastern Mass Proj ............................       9.000   07-01-15     BB        2,800    3,077,228     8.19
  Massachusetts Port Auth,
   Spec Proj Rev Harborside Hyatt Hotel ........................      10.000   03-01-26     BBB-      2,200    2,404,336     9.15
                                                                                                              ----------
                                                                                                               7,188,796
                                                                                                              ----------
Michigan (2.70%)
  Waterford, Township of,
   Economic Dev Corp Rev Ref Canterbury Hlth ...................       6.000   01-01-39     BB-       3,620    3,529,500     6.15
  Wayne Charter, County of,
   Spec Airport Facil Rev Ref Ser 1995 Northwest Airlines Inc...       6.750   12-01-15     BB+       1,120    1,217,899     6.21
                                                                                                              ----------
                                                                                                               4,747,399
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
Minnesota (0.57%)
  Minneapolis, City of,
   Rev Ref Walker Methodist Sr Servs Ser 1998A .................      6.000%   11-15-28     BB+      $1,000   $1,009,110     5.95%
                                                                                                              ----------
Mississippi (1.76%)
  Mississippi Business Finance Corp.,
   Mississippi Poll Control Rev Ref Sys Energy Resources
    Inc Proj ...................................................      5.875    04-01-22     BBB-      3,115    3,099,581     5.90
                                                                                                              ----------
Missouri (0.60%)
  Lees Summit Industrial Development Auth,
   Hlth Facil Rev Ref & Imp John Knox Vlg Proj .................      7.125    08-15-12     A-        1,000    1,063,350     6.70
                                                                                                              ----------
New Hampshire (2.02%)
  New Hampshire Business Finance Auth,
   Poll Control Rev Ref Ser D Pub Serv Co. .....................      6.000    05-01-21     BB-       1,000    1,002,160     5.99
  New Hampshire Higher Educational and Health
   Facilities Auth,
   Rev Littleton Hosp Assn-Ser A ...............................      5.900    05-01-18     BB-       1,500    1,502,895     5.89
   Rev New Hampshire College ...................................      6.375    01-01-27     BBB-      1,000    1,048,700     6.08
                                                                                                              ----------
                                                                                                               3,553,755
                                                                                                              ----------
New Jersey (5.46%)
  Camden County Improvement Auth,
   Lease Rev Ser A Holt Hauling & Warehousing Proj .............      9.875    01-01-21     BB-       1,500    1,849,875     8.01
  New Jersey Economic Development Auth,
   Rev Ref Ind'l Development Newark Airport Marriott
    Hotel Proj .................................................      7.000    10-01-14     BBB-      2,500    2,740,900     6.38
   Rev Ref Ser J Holt Hauling Proj .............................      8.500    11-01-23     BBB       2,500    2,850,325     7.46
  New Jersey Health Care Facilities Financing Auth,
   Rev Care Institute Inc Cherry Hill Proj .....................      8.000    07-01-27     BB+       2,000    2,176,260     7.35
                                                                                                              ----------
                                                                                                               9,617,360
                                                                                                              ----------
New Mexico (0.89%)
  Farmington, County of,
   Poll Control Rev Ref Ser A Pub Serv Co of New Mexico
     San Juan Proj .............................................      6.400    08-15-23     BB+       1,500    1,568,070     6.12
                                                                                                              ----------
New York (5.23%)
  Glen Cove Housing Auth,
   Rev Sr Living Facil The Mayfair Proj ........................      8.250    10-01-26     BB+       1,425    1,611,718     7.29
  Islip Community Development Agency,
   Community Dev Rev Ref NY Institute of Technology Proj .......      7.500    03-01-26     BB-       2,000    2,194,420     6.84
  New York City Industrial Development Agency,
   Rev Ref LaGuardia Assoc LP Proj .............................      6.000    11-01-28     BB+       1,000      985,450     6.09
  New York State Energy Research and Development Auth,
   Poll Control Rev Ser 1985B Long Island LIght Co Proj ........      5.150    03-01-16     A-        2,225    2,212,518     5.18
  New York, City of,
   GO Fiscal 1994 Ser B1 Preref ................................      7.300    08-15-11     A-          950    1,117,437     6.21
   GO Fiscal 1997 Ser J ........................................      6.000    08-01-17     A-        1,000    1,089,790     5.51
                                                                                                              ----------
                                                                                                               9,211,333
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
Ohio (5.45%)
  Bedford, County of,
   Rev Ref Community Hosp Bedford Inc. .........................       8.500%  05-15-09     AA       $1,275   $1,360,081      7.97%
  Cleveland, City of,
   Parking Facil Imp Rev .......................................       8.000   09-15-12     AAA       1,000    1,156,910      6.91
   Parking Facil Imp Rev .......................................       8.100   09-15-22     AAA       2,000    2,320,340      6.98
  Franklin, County of,
   Doctors Hospital Rev Ohio Health Corp Ser 1998A .............       5.600   12-01-28     Baa3      1,000      962,120      5.82
  Lorain, County of,
   Rev 1st Mtg Ser A Kendal At Oberlin Proj ....................       8.625   02-01-22     AA        3,300    3,795,594      7.50
                                                                                                              ----------
                                                                                                               9,595,045
                                                                                                              ----------
Oklahoma (1.26%)
  Tulsa Municipal Airport Trust, Trustees of,
   Rev American Airlines, Inc. .................................       7.350   12-01-11     BBB-      2,000    2,221,600      6.62
                                                                                                              ----------
Oregon (2.41%)
  Oregon, State of,
   Economic Development Rev Ref Ser 183
     Georgia-Pacific Corp Proj .................................       5.700   12-01-25     Baa2      1,000    1,021,700      5.58
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration Proj ......................       7.125   01-01-21     BBB-      3,000    3,224,820      6.63
                                                                                                              ----------
                                                                                                               4,246,520
                                                                                                              ----------
Pennsylvania (8.91%)
  Beaver County Industrial Development Auth,
   Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
     Beaver Valley Proj ........................................       7.750   05-01-20     BB+       2,500    2,866,650      6.76
   Poll Control Rev Ref Cleveland Elec Proj ....................       7.625   05-01-25     BB+       1,600    1,811,344      6.74
  Chester County Industrial Development Auth,
   Rev 1st Mtg Rha/Pa Nursing Home .............................      10.125   05-01-19     B-          193      179,181     10.91
  Lehigh County General Purpose Auth,
   Rev Ref KidsPeace Oblig Group ...............................       6.000   11-01-18     BB        1,000    1,004,070      5.98
  Montgomery County Redevelopment Auth,
   Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj ...............       6.500   07-01-25     BBB+      2,500    2,607,725      6.23
  Pennsylvania Economic Development Finance Auth,
   Ser B Qualified Residential RSI Properties/Greensburg
    LLC Proj ...................................................       8.000   09-01-27     BB        1,000    1,018,260      7.86
  Pennsylvania Economic Development Financing Auth,
   Exempt Facils Rev Nat'l Gypsum Co Ser B .....................       6.125   11-01-27     BBB-      1,500    1,470,465      6.25
  Philadelphia Hospitals and Higher Education Facilities
   Auth, Hosp Rev 1991 Ser A Philadelphia Protestant
   Home Proj ...................................................       8.625   07-01-21     BBB       2,300    2,599,690      7.63
  Philadelphia Industrial Development Auth,
   Commercial Devel Rev Ref Ser A Doubletree Proj ..............       6.500   10-01-27     BB+       2,000    2,134,020      6.09
                                                                                                              ----------
                                                                                                              15,691,405
                                                                                                              ----------
Rhode Island (1.33%)
  Providence Redevelopment Agency,
   Cert of Part Ser 1994A ......................................       8.000   09-01-24     BBB-      2,160    2,352,953      7.34
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                   PAR VALUE                YIELD
                                                                    INTEREST   MATURITY   CREDIT     (000s     MARKET         AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*   OMITTED)    VALUE      MARKET +
--------------------------                                          --------   --------   ------   ---------  ----------   --------
Texas (0.85%)
  Houston Independent School District,
   GO Cap Apprec Ref Ser 1999A .................................        Zero%  02-15-13     AAA      $3,000     $1,494,660    5.03%
                                                                                                              ------------
Utah (3.63%)
  Carbon, County of,
   Solid Waste Disp Rev Ref Ser A East Carbon Development
    Corp .......................................................       9.000   07-01-12     BBB-      2,000      2,149,340    8.37
   Solid Waste Disp Rev Ref Sunnyside Cogeneration Proj ........       9.250   07-01-18     B         1,900      1,140,380   15.41
  Intermountain Power Agency,
   Pwr Supply Rev Ref Ser A ....................................       5.000   07-01-19     AAA       1,500      1,469,610    5.10
  Tooele, County of,
   Poll Control Rev Ref Ser A Laidlaw Environmental Proj .......       7.550   07-01-27     BBB-      1,500      1,644,435    6.89
                                                                                                              ------------
                                                                                                                 6,403,765
                                                                                                              ------------
Virgin Islands (0.59%)
  Virgin Islands Public Finance Auth,
   Rev Sub Lien Fund Ln Notes Ser E ............................       6.000   10-01-22     BB+       1,000      1,038,910    5.78
                                                                                                              ------------
Virginia (2.71%)
  Hopewell Industrial Development Auth,
   Resource Recovery Rev Ref Stone Container Corp Proj .........       8.250   06-01-16     BB        2,400      2,632,056    7.52
  Pocahontas Parkway Association,
   Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C ...................        Zero   08-15-20     Ba1       4,000      1,094,160    6.13
   Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C ...................        Zero   08-15-21     Ba1       4,100      1,055,791    6.13
                                                                                                              ------------
                                                                                                                 4,782,007
                                                                                                              ------------
Washington (0.78%)
  Spokane County Industrial Development Corp,
   Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj ...........       7.600   03-01-27     BB-       1,250      1,366,713    6.95
                                                                                                              ------------
West Virginia (1.46%)
  Marion, County of,
   Community Solid Waste Disposal Facil Rev Ref Ser A
     Adirondack Recycling ......................................       8.000   12-01-25     BB-       1,646      1,398,689    9.41
   Community Solid Waste Disposal Facil Rev Ref Ser B
     Adirondack Recycling ......................................      10.000   12-01-25     BB-         230        188,579   12.20
  South Charleston, City of,
   Poll Control Rev Ref Union Carbide Corp Proj ................       5.100   01-01-12     BBB       1,000        996,300    5.12
                                                                                                              ------------
                                                                                                                 2,583,568
                                                                                                              ------------
                                                               TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                            (Cost $161,373,837)     (98.92%)   174,248,419
                                                                                                    -------   ------------
                                                              OTHER ASSETS AND LIABILITIES, NET      (1.08%)     1,897,301
                                                                                                    -------   ------------
                                                                               TOTAL NET ASSETS    (100.00%)  $176,145,720
                                                                                                    =======   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

#  Represents rate in effect on February 28, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at February 28, 1999, assigned to the various sector categories.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
-------------------                                              ---------------
General Obligation ..............................................      4.60%
Revenue Bonds - Airport .........................................      3.80
Revenue Bonds - Authority .......................................      1.54
Revenue Bonds - Economic Development ............................      1.99
Revenue Bonds - Education .......................................      2.86
Revenue Bonds - Facility ........................................      1.34
Revenue Bonds - General Purpose .................................      0.57
Revenue Bonds - Health ..........................................     16.72
Revenue Bonds - Highway .........................................      1.22
Revenue Bonds - Housing .........................................      6.46
Revenue Bonds - Industrial Development ..........................      2.02
Revenue Bonds - Industrial Revenue ..............................      8.16
Revenue Bonds - Lease ...........................................      0.61
Revenue Bonds - Multi-Family ....................................      0.56
Revenue Bonds - Other ...........................................     11.12
Revenue Bonds - Pollution Control Facilities ....................     18.51
Revenue Bonds - Power ...........................................      0.83
Revenue Bonds - Recreation Facility .............................      0.56
Revenue Bonds - Special Assessment ..............................      1.00
Revenue Bonds - Tax & Revenue Anticipation ......................      0.56
Revenue Bonds - Transportation ..................................     11.94
Revenue Bonds - Water & Sewer ...................................      1.95
                                                                      -----
                                 TOTAL TAX-EXEMPT LONG-TERM BONDS     98.92%
                                                                      =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Tax Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock High Yield Tax-Free Fund (the "Fund") and John Hancock Tax-Free Bond Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Board of Trustees has authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,957,299 of capital loss carry-forwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $2,785,979, August 31, 2003 -- $205,838, August
31, 2004 -- $3,207,633, August 31, 2005 -- $716,668 and August 31, 2006 --
$3,041,181.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended February 28, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At February 28, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

   At February 28, 1999, there were no open written option contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has an agreement with its custodian bank under which $16,667 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1999. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1999, net sales charges received with regard to sales of Class A shares amounted to $142,407. Out of this amount, $14,615 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $115,116 was paid as sales commissions to unrelated broker-dealers and $12,676 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

    Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1999, contingent deferred sales charges paid to JH Funds amounted to $131,691.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,714.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the fiscal period ended February 28, 1999, aggregated $39,096,888 and $37,053,394, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the fiscal period ended February 28, 1999.

   The cost of investments owned at February 28, 1999 for federal income tax purposes was $161,373,837. Gross unrealized appreciation and depreciation of investments aggregated $16,032,800 and $3,158,218, respectively, resulting in net unrealized appreciation of $12,874,582.

================================================================================

                                                                 ---------------
[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
       A Global Investment Management Firm                        U.S. Postage
                                                                      PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                      Randolph, MA
1-800-225-5291 1-800-554-6713 (TDD)                               Permit No. 75
INTERNET: www.jhancock.com/funds                                 ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              590SA 2/99
                                                                            4/99

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                    Tax-Free
                                    Bond Fund

                                FEBRUARY 28, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     ---------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                     ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND
                   FRANK A. LUCIBELLA, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                               Tax-Free Bond Fund

   Supply pressures hold municipals back, then ease at end of six-month period

Supply and demand were once again the primary factors affecting municipal bond performance during the past six months. From September through year end, a glut of municipal bonds flooded the market -- a trend that had characterized much of 1998. In fact, the supply of new municipal bonds increased more than 40% in 1998 versus 1997, making it the second strongest year of municipal bond issuance on record. This hefty influx of new bonds, due to continued low interest rates, put downward pressure on prices, as demand was not strong enough to absorb this overwhelming supply. The net result was that municipal bonds underperformed U.S. Treasuries for most of 1998 and reached their most attractive price levels versus Treasuries in almost five years. The one bright spot was that many non-traditional buyers crossed over into the tax-exempt market to take advantage of these incredible values. These so-called "crossover" buyers provided an important source of demand for this flood of new issuance.

   With the start of 1999, however, the tables turned and municipal bonds began to outperform U.S. Treasuries. First, emerging-market concerns receded -- eliminating the "flight to quality" premium in the Treasury market. At the same time, worries about stronger-than-

"...hefty influx of new bonds... put downward pressure on prices..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Tax-Free Bond Fund. Caption below reads "Fund management team members (l-r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

"...we've maintained a strong emphasis on call protection..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into nine sections (from top to left): Other 27%, Education 3%, Housing 3%, Water & Sewer 3%, General Obligation 7%, Industrial Development 8%, Electric 15%, Health 15% and Transportation 19%. A note below the chart reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

expected economic growth forced interest rates up and bond prices down. In contrast, municipal bonds were already at such low price levels that they had much less downside risk than Treasuries. Finally, municipal-bond issuance declined dramatically in January and February, eliminating the supply pressures felt in 1998. As a result, municipal investors saw their holdings strongly outperform in early 1999.

Performance scorecard

For the six months ended February 28, 1999, John Hancock Tax-Free Bond Fund's Class A and Class B shares returned 1.60% and 1.22%, respectively, at net asset value. By comparison, the average general municipal bond fund returned 1.76%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

   The Fund's slight difference in performance from its peer group can be explained by our longer duration in the first two months of 1999. Duration measures how sensitive the Fund's share price is to interest-rate changes. The longer the duration, the more sensitive the Fund's share price. That means if interest rates fall, the Fund's share price will rise more with a longer duration. The reverse is also true. If interest rates rise, the Fund's share price will fall more with a longer duration.

   Throughout the period, we've kept the Fund's duration relatively long in order to take advantage of falling interest rates. However, when rates increased suddenly in the first two months of 1999, our relatively long duration was a disadvantage.

Focus on call protection, credit analysis

As we've discussed in past reports, we've maintained a strong emphasis on call protection, which guards a bond from being redeemed by its issuer for a certain period of time. Strong call protection is especially important in periods of falling interest rates, when issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields. By focusing on issues with strong call protection, we have been able to maintain the Fund's competitive yield in a falling interest-rate environment.

   Applying our in-depth credit analysis, we also continued to search for lower-quality bonds with both attractive yields and improving credit profiles. These bonds performed well as credit spreads -- the difference in yield between bonds

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is San Joaquin Trans. Agency followed by an up arrow with the phrase "Received credit upgrade." The second listing is Zero coupon bonds followed by an up arrow with the phrase "High sensitivity to falling interest rates." The third listing is Hospital bonds followed by a down arrow with the phrase "Reimbursement levels flat in the face of rising costs." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 28, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 1.60% Total return for John Hancock Tax-Free Bond Fund Class A. The second bar represents the 1.22% total return for John Hancock Tax-Free Bond Fund Class B. The third bar represents the 1.76% total return for Average general municipal bond fund. A note below the chart reads "Total returns for John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

with different credit ratings -- continued to narrow in the municipal market. Against this backdrop, several of our lower-quality holdings were big winners. A perfect example is the San Joaquin Hills Transportation Corridor Agency. This California toll-road project took the opportunity to refinance and lower interest-rate costs. As a result, our holdings received a credit upgrade from a rating of BBB to AAA, the highest rating possible. At the same time, since most of our holdings were non-callable, the upgrade was obtained without suffering the risk of an early redemption.

Outlook

Looking ahead, we anticipate that new municipal bond issuance will decline roughly 20% in 1999 as refunding opportunities become more scarce. We've already seen this trend start to take hold in the first two months of this year. Lighter supply should help firm demand from traditional buyers. What's more, municipal bonds still offer very attractive values relative to U.S. Treasuries, meaning they still have plenty of upside potential.

   The macroenvironment is also favorable for municipal bonds. Despite stronger-than-expected growth in the first few months of this year, there are still no concrete signs of inflation on the horizon. And with most world economies still sluggish, we believe that pricing power will remain limited and, therefore, inflation will stay in check for the foreseeable future. A continued low-inflation environment should provide a positive backdrop for municipal bonds.

   While the bulk of the interest-rate declines are probably over, we don't expect rates to increase significantly in the months ahead, given the positive inflation outlook. However, should the economy continue to outpace expectations, we will look to trim our duration to a more neutral position. In addition, we will keep a close eye on credit developments in sectors such as electric utilities and healthcare where we have been selectively weeding out weaker names. Overall, our focus will remain on our tried-and-true investment strategy -- looking for value and attractive yield opportunities, thinning exposure to sectors that are vulnerable to widening credit spreads and finally, continuing to maintain strong call protection.

"...we anticipate that new municipal bond issuance will decline... in 1999..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                               SINCE
                                          ONE        FIVE    INCEPTION
                                         YEAR       YEARS    (1/5/90)
                                        ------     -------   ---------
Cumulative Total Returns                 0.80%      25.66%     95.47%
Average Annual Total Returns(1)          0.80%       4.67%      7.74%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                               SINCE
                                          ONE        FIVE    INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                        ------     -------   ---------
Cumulative Total Returns                (0.28%)     24.77%     59.57%
Average Annual Total Returns(1)         (0.28%)      4.53%      6.90%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of February 28, 1999
                                                             SEC 30-DAY
                                                                YIELD
                                                            ------------
John Hancock Tax-Free Bond Fund: Class A                        3.90%
John Hancock Tax-Free Bond Fund: Class B                        3.33%

Notes to Performance

(1) The Adviser voluntarily waived a portion of the management fee and offset the custodian fees with balance credits during the period. Without the waiver of expenses, the average annualized total returns for the one-year, five-year and since inception periods for Class A shares would have been 0.79%, 4.59% and 7.51%, respectively. The average annualized total returns for the one-year, five-year and since inception periods for Class B shares would have been (0.29%), 4.45% and 6.77%, respectively.

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Tax-Free Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with heading John Hancock Tax-Free Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, before sales charge, on January 5, 1990, and is equal to $20,558 as of February 28, 1999. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $20,117 as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $19,636 as of February 28, 1999.

Line chart with heading John Hancock Tax-Free Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $16,720 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, before sales charge, on December 31, 1991, and is equal to $16,010 as of February 28, 1999.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $685,754,697) ..........     $770,257,282
  Cash .......................................................        1,558,455
  Receivable for investments sold ............................          985,502
  Receivable for shares sold .................................          149,367
  Interest receivable ........................................       10,773,918
  Receivable for futures variation margin - Note A ...........          114,844
  Other assets ...............................................          115,910
                                                                  -------------
                    Total Assets .............................      783,955,278
                    -----------------------------------------------------------

Liabilities:
  Payable for investments purchased ..........................        6,568,790
  Payable for shares repurchased .............................          152,961
  Dividend payable ...........................................          310,176
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................          530,722
  Accounts payable and accrued expenses . ....................           95,830
                                                                  -------------
                    Total Liabilities ........................        7,658,479
                    -----------------------------------------------------------

Net Assets:
  Capital paid-in ............................................      711,549,850
  Accumulated net realized loss on investments and
   financial futures contracts ...............................      (20,521,703)
  Net unrealized appreciation of investments and
   financial futures contracts ...............................       84,150,315
  Undistributed net investment income ........................        1,118,337
                                                                  -------------
                    Net Assets ...............................     $776,296,799
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding -  unlimited number of shares
   authorized with $0.01 per share par value)
  Class A - $603,138,653/55,274,134 ..........................           $10.91
  =============================================================================
  Class B - $173,158,146/15,868,933 ..........................           $10.91
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.91 x 104.71%) ...............................           $11.42
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ...................................................      $23,052,226
                                                                   ------------
  Expenses:
   Investment management fee - Note B ........................        2,061,459
   Distribution and service fee - Note B
     Class A .................................................          445,001
     Class B .................................................          817,471
   Transfer agent fee - Note B ...............................          451,838
   Custodian fee .............................................          110,181
   Financial services fee - Note B ...........................           55,838
   Trustees' fees ............................................           23,321
   Auditing fee ..............................................           19,988
   Printing ..................................................           17,316
   Registration and filing fees ..............................           15,832
   Miscellaneous .............................................            9,346
   Legal fees ................................................            3,004
   Less management fee reduction - Note B ....................           (1,641)
                                                                   ------------
                    Total Expenses ...........................        4,028,954
                    -----------------------------------------------------------
                    Less Expense Reduction -
                    Note B ...................................          (53,994)
                    -----------------------------------------------------------
                    Net Expenses .............................        3,974,960
                    -----------------------------------------------------------
                    Net Investment Income ....................       19,077,266
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold ......................          789,953
  Net realized loss on financial futures contracts ...........         (431,463)
  Change in net unrealized appreciation/depreciation
   of investments ............................................       (6,913,091)
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ............................         (508,451)
                                                                   ------------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Financial Futures Contracts ..............       (7,063,052)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................      $12,014,214
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                 SIX MONTHS ENDED
                                                                                                  YEAR ENDED    FEBRUARY 28, 1999
                                                                                               AUGUST 31, 1998     (UNAUDITED)
                                                                                               ---------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ....................................................................     $39,308,327      $19,077,266
   Net realized gain on investments sold and financial futures contracts ....................       3,421,148          358,490
   Change in net unrealized appreciation/depreciation of investments and
     financial futures contracts ............................................................      24,618,507       (7,421,542)
                                                                                                -------------    -------------
     Net Increase in Net Assets Resulting from Operations ...................................      67,347,982       12,014,214
                                                                                                -------------    -------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5609 and $0.2778 per share, respectively) ................................     (30,751,765)     (15,129,031)
     Class B - ($0.4794 and $0.2369 per share, respectively) ................................      (8,591,825)      (3,948,235)
                                                                                                -------------    -------------
     Total Distributions to Shareholders ....................................................     (39,343,590)     (19,077,266)
                                                                                                -------------    -------------
From Fund Share Transactions - Net:* ........................................................     (37,820,203)      (1,630,562)
                                                                                                -------------    -------------
Net Assets:
   Beginning of period ......................................................................     794,806,224      784,990,413
                                                                                                -------------    -------------
   End of period (including undistributed net investment income of
     $1,118,337 and $1,118,337, respectively) ...............................................    $784,990,413     $776,296,799
                                                                                                =============    =============

* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                             YEAR ENDED                    FEBRUARY 28, 1999
                                                                          AUGUST 31, 1998                     (UNAUDITED)
                                                                  ------------------------------    ------------------------------
                                                                      SHARES           AMOUNT           SHARES           AMOUNT
                                                                  -------------    -------------    -------------    -------------
CLASS A
   Shares sold ................................................       9,452,430     $102,833,221       11,851,722     $130,122,158
   Shares issued to shareholders in reinvestment
     of distributions .........................................       2,056,575       22,345,666          981,299       10,773,886
                                                                  -------------    -------------    -------------    -------------
                                                                     11,509,005      125,178,887       12,833,021      140,896,044
   Less shares repurchased ....................................     (12,463,378)    (135,519,593)     (12,135,415)    (133,252,183)
                                                                  -------------    -------------    -------------    -------------
   Net increase (decrease) ....................................        (954,373)    ($10,340,706)         697,606       $7,643,861
                                                                  =============    =============    =============    =============
CLASS B
   Shares sold ................................................       1,812,250      $19,737,401        1,418,170      $15,619,440
   Shares issued to shareholders in reinvestment
     of distributions .........................................         419,825        4,561,374          189,399        2,079,375
                                                                  -------------    -------------    -------------    -------------
                                                                      2,232,075       24,298,775        1,607,569       17,698,815
   Less shares repurchased ....................................      (4,765,668)     (51,778,272)      (2,457,992)     (26,973,238)
                                                                  -------------    -------------    -------------    -------------
   Net decrease ...............................................      (2,533,593)    ($27,479,497)        (850,423)     ($9,274,423)
                                                                  =============    =============    =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,                  PERIOD FROM
                                                                  -------------------------------------------     JANUARY 1, 1996 TO
                                                                      1993           1994(1)         1995         AUGUST 31, 1996(8)
                                                                  -----------     -----------     -----------     ------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................        $10.47          $10.96           $9.39            $10.67
                                                                  -----------     -----------     -----------       -----------
  Net Investment Income .......................................          0.62            0.58            0.57(2)           0.40
  Net Realized and Unrealized Gain (Loss) on Investments ......          0.93           (1.58)           1.28             (0.41)
                                                                  -----------     -----------     -----------       -----------
   Total from Investment Operations ...........................          1.55           (1.00)           1.85             (0.01)
                                                                  -----------     -----------     -----------       -----------
  Less Distributions:
  Dividends from Net Investment Income ........................         (0.62)          (0.57)          (0.57)            (0.39)
  Distributions from Net Realized Gain on Investments Sold ....         (0.44)             --              --                --
                                                                  -----------     -----------     -----------       -----------
   Total Distributions ........................................         (1.06)          (0.57)          (0.57)            (0.39)
                                                                  -----------     -----------     -----------       -----------
  Net Asset Value, End of Period ..............................        $10.96           $9.39          $10.67            $10.27
                                                                  ===========     ===========     ===========       ===========
  Total Investment Return at Net Asset Value (3)  .............         15.15%          (9.28%)         20.20%            (0.01%)(4)
  Total Adjusted Investment Return at Net Asset Value (3,5) ...         14.98%          (9.39%)         20.08%            (0.09%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................      $136,521        $114,539        $118,797          $560,863
  Ratio of Expenses to Average Net Assets .....................          0.78%           0.85%           0.85%             0.85%(7)
  Ratio of Adjusted Expenses to Average Net Assets (6) ........          0.95%           0.96%           0.97%             0.98%(7)
  Ratio of Net Investment Income to Average Net Assets ........          5.57%           5.72%           5.67%             5.75%(7)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ............................................          5.40%           5.61%           5.55%             5.62%(7)
  Portfolio Turnover Rate .....................................           116%            107%            113%              116%(9)
  Fee Reduction Per Share .....................................         $0.02           $0.01           $0.01(2)          $0.01(2)



                                                                             YEAR ENDED AUGUST 31,         SIX MONTHS ENDED
                                                                        ------------------------------    FEBRUARY 28, 1999
                                                                           1997               1998           (UNAUDITED)
                                                                        -----------        -----------       -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................          $10.27             $10.63            $11.01
                                                                        -----------        -----------       -----------
  Net Investment Income ...........................................            0.59               0.56(2)           0.28(2)
  Net Realized and Unrealized Gain (Loss) on Investments ..........            0.36               0.38             (0.10)
                                                                        -----------        -----------       -----------
   Total from Investment Operations ...............................            0.95               0.94              0.18
                                                                        -----------        -----------       -----------
  Less Distributions:
  Dividends from Net Investment Income ............................           (0.59)             (0.56)            (0.28)
  Distributions from Net Realized Gain on Investments Sold ........              --                 --                --
                                                                        -----------        -----------       -----------
   Total Distributions ............................................           (0.59)             (0.56)            (0.28)
                                                                        -----------        -----------       -----------
  Net Asset Value, End of Period ..................................          $10.63             $11.01            $10.91
                                                                        ===========        ===========       ===========
  Total Investment Return at Net Asset Value (3)  .................            9.44%              9.08%             1.60%(4)
  Total Adjusted Investment Return at Net Asset Value (3,5) .......            9.38%              9.06%             1.59%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................        $590,185           $600,905          $603,139
  Ratio of Expenses to Average Net Assets .........................            0.85%              0.85%             0.86%(7,11)
  Ratio of Adjusted Expenses to Average Net Assets (6) ............            0.91%              0.87%             0.87%(7)
  Ratio of Net Investment Income to Average Net Assets ............            5.61%              5.16%             5.10%(7)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ................................................            5.55%              5.14%             5.09%(7)
  Portfolio Turnover Rate .........................................              46%(9)             24%                5%
  Fee Reduction Per Share .........................................           $0.01              $0.01(2)          $0.00(2,10)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,                  PERIOD FROM
                                                                  -------------------------------------------    JANUARY 1, 1996 TO
                                                                      1993           1994(1)         1995        AUGUST 31, 1996(8)
                                                                  -----------     -----------     -----------    ------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................        $10.47         $10.96            $9.38            $10.67
                                                                  -----------    -----------      -----------       -----------
  Net Investment Income .......................................          0.54           0.50             0.50(2)           0.34
  Net Realized and Unrealized Gain (Loss) on Investments ......          0.93          (1.58)            1.28             (0.40)
                                                                  -----------    -----------      -----------       -----------
   Total from Investment Operations ...........................          1.47          (1.08)            1.78             (0.06)
                                                                  -----------    -----------      -----------       -----------
  Less Distributions:
  Dividends from Net Investment Income ........................         (0.54)         (0.50)           (0.49)            (0.34)
  Distributions from Net Realized Gain on Investments Sold ....         (0.44)            --               --                --
                                                                  -----------    -----------      -----------       -----------
   Total Distributions ........................................         (0.98)         (0.50)           (0.49)            (0.34)
                                                                  -----------    -----------      -----------       -----------
  Net Asset Value, End of Period ..............................        $10.96          $9.38           $10.67            $10.27
                                                                  ===========    ===========      ===========       ===========
  Total Investment Return at Net Asset Value (3)  .............         14.30%        (10.05%)          19.41%            (0.51%)(4)
  Total Adjusted Investment Return at Net Asset Value (3,5) ...         14.13%        (10.16%)          19.29%            (0.59%)(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................       $56,384        $70,243          $76,824           $81,177
  Ratio of Expenses to Average Net Assets .....................          1.53%          1.60%            1.60%             1.60%(7)
  Ratio of Adjusted Expenses to Average Net Assets (6) ........          1.70%          1.71%            1.72%             1.73%(7)
  Ratio of Net Investment Income to Average Net Assets ........          4.66%          4.97%            4.90%             4.91%(7)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ............................................          4.49%          4.86%            4.78%             4.78%(7)
  Portfolio Turnover Rate .....................................           116%           107%             113%              116%(9)
  Fee Reduction Per Share .....................................         $0.02          $0.01            $0.01(2)          $0.01(2)



                                                                        YEAR ENDED AUGUST 31,         SIX MONTHS ENDED
                                                                   ------------------------------    FEBRUARY 28, 1999
                                                                      1997               1998           (UNAUDITED)
                                                                   -----------        -----------       -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................         $10.27             $10.63            $11.01
                                                                   -----------        -----------       -----------
  Net Investment Income .......................................           0.51               0.48(2)           0.24(2)
  Net Realized and Unrealized Gain (Loss) on Investments ......           0.36               0.38             (0.10)
                                                                   -----------        -----------       -----------
   Total from Investment Operations ...........................           0.87               0.86              0.14
                                                                   -----------        -----------       -----------
  Less Distributions:
  Dividends from Net Investment Income ........................          (0.51)             (0.48)            (0.24)
  Distributions from Net Realized Gain on Investments Sold ....             --                 --                --
                                                                   -----------        -----------       -----------
   Total Distributions ........................................          (0.51)             (0.48)            (0.24)
                                                                   -----------        -----------       -----------
  Net Asset Value, End of Period ..............................         $10.63             $11.01            $10.91
                                                                   ===========        ===========       ===========
  Total Investment Return at Net Asset Value (3)  .............           8.63%              8.27%             1.22%(4)
  Total Adjusted Investment Return at Net Asset Value (3,5) ...           8.57%              8.25%             1.21%(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................       $204,621           $184,085          $173,158
  Ratio of Expenses to Average Net Assets .....................           1.60%              1.60%             1.61%(7,11)
  Ratio of Adjusted Expenses to Average Net Assets (6) ........           1.66%              1.62%             1.62%(7)
  Ratio of Net Investment Income to Average Net Assets ........           4.85%              4.41%             4.35%(7)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ............................................           4.79%              4.39%             4.34%(7)
  Portfolio Turnover Rate .....................................             46%(9)             24%                5%
  Fee Reduction Per Share .....................................          $0.01              $0.01(2)          $0.00(2,10)

(1) On December 22, 1994 John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Unreimbursed, without fee reduction.
(7)   Annualized.
(8) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(9)   Portfolio turnover excludes merger activity.
(10)  Less than $0.01 per share.
(11) For the period ended February 28, 1999, the ratio of expenses to average net assets for the Fund excludes the effect of expense reductions. If expense reductions were included, the ratio of expenses to average net assets would have been 0.85% for Class A and 1.60% for Class B.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on February 28, 1999. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
TAX-EXEMPT LONG-TERM BONDS
Alabama (1.16%)
  Alabama State Docks Department,
   Docks Facil Rev Ref Ser 1998 .................................       5.250%  10-01-12    AAA    $4,245     $4,486,753    4.97%
   Docks Facil Rev Ref Ser 1998 .................................       5.375   10-01-15    AAA     3,835      4,022,225    5.12
  Citronelle Industrial Development Board,
   Poll Control Rev Stauffer Chemical Co Proj 1982 ..............       8.000   12-01-12    A1        500        528,335    7.57
                                                                                                            ------------
                                                                                                               9,037,313
                                                                                                            ------------
Alaska (0.44%)
  Alaska Energy Auth,
   Pwr Rev Ref Bradley Lake Proj 5th Ser ** .....................       5.000   07-01-21    AAA     1,000        971,250    5.15
  Alaska Housing Finance Corp,
   Coll Home Mtg Ser B-1 GNMA Coll ..............................       7.650   06-01-24    AAA     1,255      1,333,111    7.20
  Valdez Alaska Marine Terminal,
   Rev Ref Sohio Pipe Line Co Proj Ser 1985 .....................       7.125   12-01-25    AA+     1,000      1,106,690    6.44
                                                                                                            ------------
                                                                                                               3,411,051
                                                                                                            ------------
Arizona (2.04%)
  Arizona Health Facilities Auth,
   Hosp Sys Rev Ref Phoenix Memorial Hosp Proj ..................       8.200   06-01-21    BBB     2,150      2,291,190    7.69
  Arizona Municipal Financing Program,
   Cert of Part Ser 25 ..........................................       7.875   08-01-14    AAA     1,000      1,318,910    5.97
  Coconino County Pollution Control Corp,
   Poll Control Rev 1997 Ser B Tucson Elec Pwr Co Navajo Proj....       7.000   10-01-32    B       2,000      2,212,280    6.33
  Maricopa County Pollution Control Corp,
   Poll Control Rev Ref Ser A Public Service Co Palo Verde Proj..       6.375   08-15-23    BB+     8,550      8,921,754    6.11
  Navajo County Industrial Development Auth,
   Ind'l Devel Rev Stone Container Corp Proj ....................       7.200   06-01-27    B       1,000      1,098,450    6.55
                                                                                                            ------------
                                                                                                              15,842,584
                                                                                                            ------------
Arkansas (0.32%)
  Arkansas Development Finance Auth,
   Single Family Mtg Rev Ref Ser 1991 A .........................       8.000   08-15-11    AA        340        358,323    7.59
  Jefferson, County of,
   Poll Control Rev Ref Entergy Arkansas Proj ...................       5.600   10-01-17    BBB-    2,150      2,156,300    5.58
                                                                                                            ------------
                                                                                                               2,514,623
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
California (15.05%)
  California Statewide Communities Development Auth,
   Ins Rev Ref Cert of Part Hlth Facil Eskaton Inc ............         5.875%  05-01-20    A+     $4,000     $4,205,480    5.59%
  Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993 .........         6.200   07-01-20    BBB-    7,000      7,821,800    5.55
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A ................          Zero   01-01-19    BBB-   36,600     12,687,024    5.41
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A ................          Zero   01-01-20    BBB-   10,000      3,279,500    5.42
   Toll Rd Rev Fixed Rate Current Int Ser 1995A ...............         6.000   01-01-16    BBB-   20,500     22,414,495    5.49
  Madera, County of,
   Cert of Part Valley Childrens Hosp .........................         6.500   03-15-15    AAA    13,185     15,805,519    5.42
  Millbrae, City of,
   Residential Facil Rev Ser 1997A Magnolia of Millbrae Proj ..         7.375   09-01-27    BB      1,000      1,075,190    6.86
  Sacramento Cogeneration Auth,
   Cogeneration Proj Rev Procter & Gamble Proj ................         6.500   07-01-21    BBB-    3,750      4,356,600    5.59
  Sacramento Municipal Utilities District,
   Ind'l Devel Rev Ref San Diego Gas & Electric Ser C Inflos ..         8.458#  08-15-18    AAA     1,000      1,185,000    7.14
  San Bernardino, County of,
   Cert of Part Ref Medical Center Finance Project ............         5.500   08-01-17    AAA     9,130      9,824,154    5.11
   Cert of Part Ref Medical Center Finance Project ............         5.500   08-01-22    A-      2,500      2,611,225    5.27
  San Francisco, City of,
   Resid Facil Ser A Coventry Park Proj .......................         8.500   12-01-26    BB      2,000      2,295,640    7.41
  San Joaquin Hills Transportation Corridor Agency,
   Toll Rd Rev Jr Lien Cap Apprec .............................          Zero   01-01-10    AAA     6,250      3,881,563    4.44
   Toll Rd Rev Ref Conv Cap Apprec Ser 1997A ..................          Zero   01-15-17    BBB-   10,000      7,201,400    4.93
   Toll Rd Rev Sr Lien Cap Apprec .............................          Zero   01-01-14    AAA     5,000      2,468,800    4.81
   Toll Rd Rev Sr Lien Cap Apprec .............................          Zero   01-01-17    AAA     4,900      2,026,101    5.01
   Toll Rd Rev Sr Lien Cap Apprec .............................          Zero   01-01-19    AAA    15,510      5,752,969    5.06
   Toll Rd Rev Sr Lien Cap Apprec .............................          Zero   01-01-20    AAA     2,000        704,240    5.07
   Toll Rd Rev Sr Lien Cap Apprec .............................          Zero   01-01-23    AAA     7,500      2,261,025    5.09
  San Jose Financing Auth,
   Rev Ser B Community Facil Proj .............................         5.625   11-15-18    A+      2,500      2,617,150    5.37
  Santa Ana Financing Auth,
   Lease Rev Police Admin & Holding Facil Ser A ...............         6.250   07-01-19    AAA     2,000      2,350,800    5.32
                                                                                                            ------------
                                                                                                             116,825,675
                                                                                                            ------------
Colorado (1.78%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Current Ser E-470 ..............................         6.950   08-31-20    AAA     5,000      5,979,650    5.81
  Colorado Housing Finance Auth,
   Single Family Prog Sr Iss A-2 ..............................         7.625   08-01-17    AA+       405        418,596    7.38
  Denver, City and County of,
   Airport Sys Rev Ser 1992A Preref ...........................         7.250   11-15-25    AAA     1,980      2,259,536    6.35
   Airport Sys Rev Ser 1994A Preref ...........................         7.500   11-15-23    BBB+      535        641,417    6.26
   Airport Sys Rev Ser 1994A Unref Bal ........................         7.500   11-15-23    BBB+    2,565      2,941,080    6.54
  Douglas County School District No. Re. 1,
   Douglas and Elbert Counties Imp Ser 1994A ..................         6.400   12-15-11    AAA     1,400      1,598,324    5.61
                                                                                                            ------------
                                                                                                              13,838,603
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Connecticut (0.30%)
  Connecticut Development Auth,
   Poll Control Rev Ref Ser 1993A Connecticut Light & Pwr .....         5.850%  09-01-28    B+     $1,250     $1,251,075    5.84%
  Connecticut Health and Educational Facilities Auth,
   Rev Ser D Univ of Hartford .................................         6.800   07-01-22    BBB-    1,000      1,056,460    6.44
                                                                                                            ------------
                                                                                                               2,307,535
                                                                                                            ------------
Delaware (0.92%)
  Delaware State Economic Development Auth,
   Rev Ref Poll Control Ser B Delmarva Pwr Proj ...............         6.750   05-01-19    AAA     6,500      7,124,585    6.16
                                                                                                            ------------
District of Columbia (0.50%)
  District of Columbia,
   Rev Nat'l Academy of Science Proj Ser A ....................         5.000   01-01-28    AAA     4,000      3,886,680    5.15
                                                                                                            ------------
Florida (4.47%)
  Citrus, County of,
   Poll Control Ref Rev Ser 1992A Florida  Pwr Corp Crystal Rvr
     Pwr Plant Proj ...........................................         6.625   01-01-27    A+      1,250      1,349,163    6.14
  Dade, County of,
   Professional Sports Franchise Facil Tax Rev Cap Apprec .....          Zero   10-01-27    AAA     5,500      1,287,330    5.14
  Hernando County Industrial Development Auth,
   Rev Ref 2nd Fla Crushed Stone Co. ..........................         8.500   12-01-14    BBB-      200        224,664    7.57
  Hernando, County of,
   Rev Criminal Justice Complex Fin Proj ......................         7.650   07-01-16    AAA       500        664,315    5.76
  Hillsborough County Aviation Auth,
   Rev Ser B Tampa International Airport ......................         6.000   10-01-17    AAA     5,880      6,678,680    5.28
  Hillsborough, County of,
   Ref Util Rev Ser 1991A .....................................         7.000   08-01-14    BBB+    1,245      1,334,316    6.53
  Jacksonville Electric Auth,
   Elec Sys Rev Ser 3-A .......................................         5.250   10-01-28    AA      9,000      9,090,900    5.20
  Lee, County of,
   Hosp Board of Directors Hosp Rev Inflos ....................         9.823#  04-01-20    AAA     2,000      2,305,000    8.52
  Orange County Health Facilities Auth,
   Hosp Orlando Regional Medical Center Rev Inflos ............         9.465#  10-29-21    AAA     1,000      1,173,750    8.06
  Orange County School Board,
   Cert of Part Ref Ser 1997A .................................          Zero   08-01-13    AAA    10,365      5,212,869    4.82
  Orlando Utilities Commission,
   Wtr & Elec Sub Rev Ser 1989D ...............................         6.750   10-01-17    AA-     2,200      2,675,200    5.55
  Orlando, City of,
   Spec Assessment Rev Conroy Rd Interchange Proj
     Ser 1998A ................................................         5.800   05-01-26    BB+     1,000        989,110    5.86
  Tampa, City of,
   Health Sys Rev Ref Ser 1998A-1 Catholic Health East
     Oblig Group ..............................................         5.500   11-15-14    AAA     1,615      1,751,694    5.07
                                                                                                            ------------
                                                                                                              34,736,991
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Georgia (4.14%)
  Georgia Municipal Electric Auth,
   Power Rev Ser Y ............................................         6.500%  01-01-17    AAA    $3,500     $4,142,355    5.49%
   Pwr Rev Ref Ser BB .........................................         5.700   01-01-19    A       1,000      1,072,970    5.31
   Pwr Rev Ser C ..............................................         5.700   01-01-19    AAA     5,000      5,450,200    5.23
   Pwr Rev Ser EE .............................................         7.250   01-01-24    AAA     2,000      2,632,520    5.51
   Pwr Rev Ser Z ..............................................         5.500   01-01-20    AAA     5,840      6,244,887    5.14
  Georgia, State of,
   GO Fiscal 1997 Ser A .......................................         6.000   04-01-15    AAA     6,000      6,873,600    5.24
  Monroe County Development Auth,
   Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer Proj ....         6.800   01-01-12    A       1,000      1,198,160    5.68
  Savannah Hospital Auth,
   Rev Ref & Imp Candler Hosp Proj ............................         7.000   01-01-23    BB      4,000      4,507,720    6.21
                                                                                                            ------------
                                                                                                              32,122,412
                                                                                                            ------------
Illinois (3.81%)
  Chicago, City of,
   Chicago-O'Hare Int'l Airport Spec Facil Rev United Air Lines, Inc.
     Proj Ser A ...............................................         5.350   09-01-16    BB+     2,170      2,160,213    5.37
   Chicago-O'Hare Int'l Airport Gen Airport Rev 1990 Ser A ....         7.500   01-01-16    A+      2,000      2,095,580    7.16
   Chicago-O'Hare Int'l Airport Int'l Terminal Spec Rev
     Ser 1992 .................................................         6.750   01-01-12    AAA     3,000      3,248,760    6.23
   Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1990A
     American Airlines Proj ...................................         7.875   11-01-25    BBB-    3,000      3,227,670    7.32
   Skyway Toll Bridge Rev Ref Ser 1994 ........................         6.750   01-01-17    AAA     2,000      2,286,400    5.90
  Godfrey, City of,
   United Methodist Village Rev Ser 1999A .....................         5.875   11-15-29    BB+     1,825      1,734,206    6.18
  Illinois Development Finance Auth,
   Poll Control Rev Ref Commonwealth Edison Co Proj ...........         5.850   01-15-14    BBB     3,000      3,093,240    5.67
   Rev Ref Ser A Columbus Cuneo Cabrini Proj ..................         8.500   02-01-15    Baa2    2,150      2,294,179    7.97
  Illinois Health Facilities Auth,
   Alexian Brothers Hlth Sys Rev Ref ..........................         5.000   01-01-25    AAA     3,000      2,894,370    5.18
   Rev Methodist Hlth Serv Corp Ser 1991 B ....................        10.277#  05-01-21    AAA     1,000      1,170,000    8.78
   Rev Ref Friendship Vlg Schamburg ...........................         6.750   12-01-08    A-      1,640      1,728,380    6.40
   Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj ..........         7.000   01-01-07    Baa2    1,500      1,638,570    6.41
   Rev Swedish-American Hosp ..................................         7.400   04-01-20    AAA       750        797,895    6.96
  Illinois Industrial Pollution Control Financing Auth,
   Rev Great Lakes Carbon Corp Proj ...........................         7.125   10-01-01    BB+       705        705,811    7.12
  Robbins, County of,
   Res Recovery Rev Ser A Robbins Res Recovery Partners .......         8.375   10-15-16    BB      1,000        540,000   15.51
                                                                                                            ------------
                                                                                                              29,615,274
                                                                                                            ------------
Indiana (0.29%)
  Wabash, County of,
   Solid Waste Disp Rev Jefferson Smurfit Corp Proj ...........         7.500   06-01-26    BB      2,000      2,233,080    6.72
                                                                                                            ------------
Iowa (0.13%)
  Iowa Finance Auth,
   Health Care Facil Rev Ref Care Initiatives Proj Ser B ......         5.750   07-01-18    BB      1,000        982,740    5.85
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Kentucky (0.83%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Proj Ser 1992A ...............         6.750%  02-01-02    BBB-   $2,000     $2,115,700    6.38%
   Rev Spec Facil Delta Airlines Proj Ser 1992A ...............         7.500   02-01-12    BBB-    2,000      2,182,720    6.87
   Rev Spec Facil Delta Airlines Proj Ser 1992A ...............         7.125   02-01-21    BBB-    2,000      2,149,880    6.63
                                                                                                            ------------
                                                                                                               6,448,300
                                                                                                            ------------
Louisiana (2.32%)
  Calcasieu Parish Industrial Development Board,
   Poll Control Rev Ref Entergy Gulf States Inc Proj ..........         5.450   07-01-10    BB+     1,500      1,491,240    5.48
   Poll Control Rev Ref Ser 1992 Gulf States Util Co Proj .....         6.750   10-01-12    BB+     2,975      3,157,308    6.36
  De Soto, Parish of,
   Rev Environ Imp Rev Int'l Paper Co Proj Ser A ..............         7.700   11-01-18    BBB+    2,750      3,153,040    6.72
  Louisiana Public Facilities Auth,
   Progressive Hlthcare Rev Ser 1998B .........................         6.375   10-01-20    BB-     1,245      1,203,180    6.60
   Rev Ser B Alton Ochsner Medical Funding Proj ...............         6.500   05-15-22    AAA     3,405      3,704,299    5.97
  St. Charles, Parish of,
   Poll Control Rev Ser 1991 Louisiana Pwr & Light Co Proj ....         7.500   06-01-21    BBB     4,000      4,288,880    6.99
  West Feliciana, Parish of,
   Poll Control Rev Ser D Gulf States Utilities Co ............         5.800   12-01-15    BB+     1,000        998,830    5.81
                                                                                                            ------------
                                                                                                              17,996,777
                                                                                                            ------------
Massachusetts (4.76%)
  Massachusetts Development Finance Agency,
   Concord-Assabet Family Servs Rev Ref .......................         6.000   11-01-28    Ba2     2,000      1,972,780    6.08
  Massachusetts Health and Educational Facilities Auth,
   Rev Brigham & Women's Hosp Iss Ser D .......................         6.750   07-01-24    AAA     2,450      2,674,714    6.18
   Rev Lowell Gen Hosp Iss Ser A ..............................         8.400   06-01-11    A3      1,100      1,234,750    7.48
   Rev New England Deaconess Hosp Iss Ser D ...................         6.625   04-01-12    AAA     3,500      3,864,770    6.00
   Rev New England Deaconess Hosp Iss Ser D ...................         6.875   04-01-22    AAA     5,960      6,624,361    6.19
   Rev St. Elizabeth's Hosp of Boston Ser E ...................        10.520#  08-15-21    AAA     1,000      1,162,500    9.05
   Rev Wellesley College Ser F ................................         5.125   07-01-39    AA+     1,000        984,010    5.21
   Rev Worcester Polytechnic Institute Ser E ..................         6.750   09-01-11    AAA     3,840      4,302,298    6.02
  Massachusetts Housing Finance Agency,
   Residential Dev 1992 Ser A .................................         6.900   11-15-24    AAA     2,700      2,936,196    6.34
  Massachusetts Municipal Wholesale Electric Co,
   Pwr Supply Sys Rev 1992 Ser B  Pub Corp of the
     Commonwealth of Mass .....................................         6.750   07-01-17    BBB+    4,405      4,778,192    6.22
  Massachusetts State Water Pollution Abatement Trust,
   Wtr Poll Rev 1994 South Essex Swr District Loan Proj Ser A..         6.375   02-01-15    AA+     1,000      1,111,740    5.73
  Massachusetts, Commonwealth of,
   GO Consol Ln of 1994 Ser B .................................         6.000   08-01-14    AA-     2,000      2,240,320    5.36
  Plymouth, County of,
   Cert of Part Ser A .........................................         7.000   04-01-22    AA-     2,750      3,057,670    6.30
                                                                                                            ------------
                                                                                                              36,944,301
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Michigan (1.82%)
  Detroit, City of,
   GO Unltd Ser 1995 A ..........................................       6.800%  04-01-15    BBB+   $1,315     $1,528,161    5.85%
  Michigan Housing Development Auth,
   Single Family Mtg Rev Ser A ..................................       7.500   06-01-15    AA+       995      1,032,223    7.23
  Michigan State Hospital Finance Auth,
   Hosp Rev Ref Ser 1990A Bay Medical Center Hosp Proj ..........       8.250   07-01-12    A3      2,250      2,432,700    7.63
   Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group ..........       8.100   10-01-13    BBB     3,000      3,754,860    6.47
  Wayne Charter, County of,
   Spec Airport Facil Rev Ref Ser 1995 Northwest Airlines, Inc...       6.750   12-01-15    BB+     4,975      5,409,865    6.21
                                                                                                            ------------
                                                                                                              14,157,809
                                                                                                            ------------
Minnesota (0.97%)
  Minneapolis, City of,
   Rev Ref Walker Methodist Sr Servs Ser 1998A ..................       6.000   11-15-28    BB+     1,500      1,513,665    5.95
   Rev Ref Walker Methodist Sr Servs Ser 1998A ..................       5.875   11-15-18    BB+     1,500      1,504,260    5.86
  Southern Minnesota Municipal Power Agency,
   Pwr Supply Sys Rev Cap Apprec Ser A ..........................        Zero   01-01-23    AAA    15,000      4,480,050    5.13
                                                                                                            ------------
                                                                                                               7,497,975
                                                                                                            ------------
Mississippi (1.00%)
  Mississippi Home Corp,
   Single Family Sr Rev Ref Ser 1990A ...........................       9.250   03-01-12    AAA        60         63,741    8.71
  Mississippi Hospital Equipment and Facilities Auth,
   Rev Ser A Rush Memorial Foundation Proj ......................       8.750   01-01-16    Baa3    2,000      2,221,380    7.88
  Washington, County of,
   Poll Control Rev Ref Mississippi Pwr & Light Co Proj .........       7.000   04-01-22    Baa3    5,000      5,449,250    6.42
                                                                                                            ------------
                                                                                                               7,734,371
                                                                                                            ------------
Nebraska (0.18%)
  Omaha Public Power District,
   Elec Sys Rev 1992 Ser B ......................................       6.200   02-01-17    Aa2     1,200      1,365,648    5.45
                                                                                                            ------------
Nevada (1.52%)
  Clark, County of,
   Ind'l Development Rev Ser A Southwest Gas Corp Proj ..........       6.500   12-01-33    BBB-   10,000     10,728,700    6.06
  Nevada Housing Division,
   Single Family Proj Sr Rev Ser 1989 Iss A-1  ..................       7.350   04-01-16    AA        755        771,036    7.20
   Single Family Proj Sr Rev Ser 1990 Iss C-1  ..................       7.850   10-01-15    AA        245        254,396    7.56
  Nevada, State of,
   GO Ltd Tax Municipal Bond Bank Proj No. 38 Ser A Unref Bal....       6.750   07-01-09    AA         25         27,500    6.14
                                                                                                            ------------
                                                                                                              11,781,632
                                                                                                            ------------
New Jersey (1.48%)
  Camden County Improvement Auth,
   Lease Rev Ser A Holt Hauling & Warehousing Proj ..............       9.875   01-01-21    BB-     1,100      1,356,575    8.01
  New Jersey Economic Development Auth,
   1st Mtg Rev Ser A Winchester Gardens .........................       8.500   11-01-16    BB+       100        112,355    7.57

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
New Jersey (continued)
  New Jersey Economic Development Auth (cont.),
   Rev Ref Ind'l Development Newark Airport
     Marriott Hotel Proj ........................................       7.000%  10-01-14    BBB-   $4,000     $4,385,440    6.38%
   Rev Ref Ser J Holt Hauling Proj ..............................       8.500   11-01-23    BBB     2,500      2,850,325    7.46
  New Jersey Health Care Facilities Financing Auth,
   Rev Care Institute Inc Cherry Hill Proj ......................       8.000   07-01-27    BB+     1,370      1,490,738    7.35
  New Jersey Turnpike Auth,
   Turnpike Rev Ser 1984 ........................................      10.375   01-01-03    AAA     1,140      1,310,989    9.02
                                                                                                            ------------
                                                                                                              11,506,422
                                                                                                            ------------
New Mexico (0.28%)
  Farmington, City of,
   Poll Control Rev 1997 Ser A Tucson Elec Pwr Co San Juan Proj..       6.950   10-01-20    B       2,000      2,174,040    6.39
                                                                                                            ------------
New York (13.09%)
  Dutchess County Resource Recovery Agency,
   Rev Solid Waste Sys Ser A ....................................       5.350   01-01-12    AAA     1,235      1,285,326    5.14
  Islip Community Development Agency,
   Community Dev Rev Ref NY Institute of Technology Proj ........       7.500   03-01-26    BB-     2,500      2,743,025    6.84
  Long Island Power Auth,
   Elec Sys Gen Rev Ser A .......................................       5.500   12-01-29    A-      2,250      2,319,502    5.34
  New York City Industrial Development Agency,
   Rev Ref LaGuardia Assoc LP Proj ..............................       6.000   11-01-28    BB+     2,500      2,463,625    6.09
  New York City Municipal Water Finance Auth,
   Wtr & Swr Sys Rev Ref Cap Apprec Fiscal 1998 Ser D ...........        Zero   06-15-19    A       5,000      1,739,050    5.27
  New York Local Government Assistance Corp,
   Rev Ref Cap Apprec Ser 1993 C ................................        Zero   04-01-14    AAA     7,210      3,461,377    4.92
   Ser 1992 A Pub Benefit Corp. .................................       6.875   04-01-19    A+     10,700     11,906,104    6.18
  New York State Dormitory Auth,
   City Univ Sys Consol Rev 2nd Generation Ser 1993A ............       5.750   07-01-09    BBB+    1,000      1,102,430    5.22
   Cornell Univ Rev Ser 1990A ...................................       7.375   07-01-30    AA      1,000      1,068,370    6.90
   Memorial Sloan-Kettering Cancer Ctr Rev ......................        Zero   07-01-18    AAA     3,000      1,132,320    5.10
   State Univ Ed Facil Rev Iss Ser 1990B ........................       7.500   05-15-11    A-        500        613,885    6.11
   State Univ Ed Facil Rev Ser 1990B ............................       7.000   05-15-16    A-      5,000      5,291,650    6.61
   State Univ Ed Facil Rev Ser 1993A ............................       5.500   05-15-19    A-      1,000      1,063,070    5.17
  New York State Energy Research and Development Auth,
   Elec Facil Rev Ser 1990A Preref ..............................       7.150   06-01-20    A-      1,370      1,533,646    6.39
   Elec Facil Rev Ser 1990A Unref Bal ...........................       7.150   06-01-20    A-      3,880      4,222,643    6.57
   Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj ....       7.500   01-01-26    A+      2,000      2,082,920    7.20
  New York State Environmental Facilities Corp,
   State Wtr Poll Control Rev Rites Ser PA-174 ..................      12.998#  06-15-11    AAA     2,000      2,882,500    9.02
   State Wtr Poll Control Revolving Fund Rev Ser 1990A ..........       7.500   06-15-12    AA      4,370      4,679,746    7.00
  New York State Housing Finance Agency,
   State Univ Construction Ref 1986 Ser A .......................       8.000   05-01-11    AAA     2,000      2,612,880    6.12
  New York State Medical Care Facilities Finance Agency,
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref .............       7.875   08-15-08    AAA       345        374,332    7.26
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref .............       7.875   08-15-20    AAA       371        402,542    7.26
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ..........       7.875   08-15-08    A3        155        167,265    7.30

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
New York (continued)
  New York State Medical Care Facilities Finance Agency (cont.),
   Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ........         7.875%  08-15-20    A3        $84        $90,492    7.31%
   Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref ...........         7.750   08-15-11    AAA     1,795      1,974,823    7.04
   Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal ........         7.750   08-15-11    A3        205        223,844    7.10
  New York, City of,
   GO Cap Apprec Ref Fiscal 1998 Ser G ........................          Zero   08-01-08    A-      6,000      3,936,300    4.52
   GO Fiscal 1991 Ser D Preref ................................         8.000   08-01-04    A-        185        207,241    7.14
   GO Fiscal 1991 Ser D Unref Bal .............................         8.000   08-01-04    A-         10         11,113    7.20
   GO Fiscal 1991 Ser F Preref ................................         8.200   11-15-03    AAA     1,100      1,250,942    7.21
   GO Fiscal 1991 Ser F Unref Bal .............................         8.200   11-15-03    A-        150        169,083    7.27
   GO Fiscal 1992 Ser A Preref ................................         7.750   08-15-12    A-      1,970      2,198,500    6.94
   GO Fiscal 1992 Ser A Unref Bal .............................         7.750   08-15-12    A-         30         33,229    7.00
   GO Fiscal 1992 Ser D Preref ................................         7.700   02-01-09    A-        985      1,108,962    6.84
   GO Fiscal 1992 Ser D Unref Bal .............................         7.700   02-01-09    A-         15         16,739    6.90
   GO Fiscal 1992 Ser H Preref ................................         7.000   02-01-08    A-      1,760      1,945,979    6.33
   GO Fiscal 1992 Ser H Unref Bal .............................         7.000   02-01-08    A-        240        263,222    6.38
   GO Fiscal 1995 Ser B Preref ................................         7.000   08-15-16    A-      3,000      3,492,840    6.01
   GO Fiscal 1996 Ser J .......................................         5.500   02-15-26    A-      2,000      2,062,780    5.33
   GO Rev Ref Ad Valorem Property Tax Ser D ...................         5.750   08-15-13    A-      3,170      3,340,039    5.46
  Port Auth of New York and New Jersey,
   Spec Proj KIAC Partners Proj Ser 4 .........................         6.750   10-01-19    BBB    11,000     12,182,170    6.09
  Triborough Bridge & Tunnel Auth,
   Gen Purpose Rev Ser 1993 ...................................          Zero   01-01-22    AAA    20,755      6,486,353    5.16
   Gen Purpose Rev Ser R ......................................         7.375   01-01-16    AAA     1,600      1,680,192    7.02
   Gen Purpose Rev Ser X ......................................         6.500   01-01-19    A+      1,250      1,355,613    5.99
   Spec Oblig Ref Ser 1991B ...................................         6.875   01-01-15    A-      2,300      2,471,856    6.40
                                                                                                            ------------
                                                                                                             101,650,520
                                                                                                            ------------
North Carolina (1.68%)
  North Carolina Municipal Power Agency Number 1,
   Catawba Elec Rev Ser 1992 ..................................         5.750   01-01-15    AAA     7,410      7,829,851    5.44
   Catawba Elec Rev Ser 1993 ..................................         5.000   01-01-15    AAA     5,220      5,235,399    4.99
                                                                                                            ------------
                                                                                                              13,065,250
                                                                                                            ------------
Ohio (3.93%)
  Akron, City of,
   Cert of Part Akron Municipal Baseball Stadium Proj .........          Zero   12-01-16    BBB     1,000        978,180    6.97
  Cleveland Public Power System,
   Elec Sys Rev 1st Mtg Ser 1994A .............................         7.000   11-15-16    AAA     5,860      6,903,256    5.94
   Elec Sys Rev 1st Mtg Ser A .................................         7.000   11-15-24    AAA     4,200      4,947,726    5.94
  Franklin, County of,
   Hosp Facil Ref & Imp Rev Ser 1990B
     Riverside United Methodist Hosp Proj .....................         7.600   05-15-20    AAA     1,000      1,071,140    7.10
  Lorain, County of,
   Health Care Fac Rev Ref Ser A Kendal At Oberlin Proj .......         5.250   02-01-21    BBB     2,000      1,890,440    5.55
   Rev 1st Mtg Ser A Kendal At Oberlin Proj ...................         8.625   02-01-22    AA      3,865      4,445,446    7.50
  Ohio State Air Quality Development Auth,
   Rev Adj Ser B Columbus & South Proj ........................         6.250   12-01-20    Baa1    4,500      4,678,020    6.01

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Ohio (continued)
  Ohio State Water Development Auth,
   Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co Proj.....      7.700%  08-01-25    BB+    $2,800     $3,192,140    6.75%
  Ohio, State of,
   Solid Waste Rev Ref CSC Ltd Proj ..............................      8.500   08-01-22    BB      1,825      1,893,784    8.19
  Student Loan Funding Corp,
   Sub Rev Ser B Cincinnati Ohio Student Loan ....................      8.875   08-01-08    BBB-      525        548,153    8.50
                                                                                                            ------------
                                                                                                              30,548,285
                                                                                                            ------------
Oklahoma (0.28%)
  Tulsa Municipal Airport Trust, Trustees of,
   Rev Ser 1988 American Airlines Inc. ...........................      7.375   12-01-20    BBB-    2,000      2,140,320    6.89
                                                                                                            ------------
Oregon (0.47%)
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration Proj ........................      7.125   01-01-21    BBB-    3,400      3,654,796    6.63
                                                                                                            ------------
Pennsylvania (8.08%)
  Allegheny County Hospital Development Auth,
   Rev Hlth & Ed Rehab Institute of Pitt .........................      7.000   06-01-22    AA      1,500      1,673,925    6.27
  Allegheny County Industrial Development Auth,
   Environment Imps Rev Ref USX Corp. ............................      5.600   09-01-30    BBB-    1,000      1,001,370    5.59
   Rev Ref Ser 1994A Environmental Imp USX Corp Proj .............      6.700   12-01-20    BBB-   10,000     10,853,900    6.17
  Beaver County Industrial Development Auth,
   Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
     Beaver Valley Proj ..........................................      7.750   05-01-20    BB+     2,200      2,522,652    6.76
  Delaware County Auth,
   1st Mtg Rev Riddle Village Proj ...............................      7.000   06-01-26    BBB-    1,250      1,303,537    6.71
  Delaware County Industrial Development Auth,
   Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj .....      7.375   04-01-21    BBB+    5,095      5,430,964    6.92
  Lehigh County General Purpose Auth,
   Rev KidsPeace Oblig Group .....................................      6.000   11-01-18    BB      2,000      2,008,140    5.98
  Northumberland County Auth,
   Commonwealth Lease Rev Ser 1991 ...............................      6.250   10-15-09    AAA     1,000      1,070,710    5.84
  Pennsylvania Convention Center Auth,
   Rev Ref Ser 1994A .............................................      6.700   09-01-14    BBB     4,950      5,515,389    6.01
  Pennsylvania Economic Development Finance Auth,
   Resource Recovery Rev Ser 1994 D Colver Proj ..................      7.150   12-01-18    BBB-    1,500      1,655,145    6.48
   Resource Recovery Rev Ser 1994D Colver Proj ...................      7.125   12-01-15    BBB-    7,000      7,704,480    6.47
  Pennsylvania State Turnpike Commission,
   Turnpike Rev Ser N ............................................      6.500   12-01-13    A       2,840      3,090,374    5.97
  Philadelphia Hospitals and Higher Education Facilities Auth,
   Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj .........      8.625   07-01-21    BBB     2,700      3,051,810    7.63
   Hosp Rev 1992 Ser A Childrens Seashore House Proj .............      7.000   08-15-12    A-      1,250      1,361,887    6.42
   Hosp Rev Ser 1993A Temple Univ Hosp Proj ......................      6.625   11-15-23    BBB+    2,375      2,531,465    6.22
  Philadelphia Industrial Development Auth,
   Commercial Devel Rev Ref Ser A Doubletree Proj ................      6.500   10-01-27    BB+     1,000      1,067,010    6.09
   Commercial Devel Rev Ser 1995 Philadelphia Airport Hotel Proj..      7.750   12-01-17    B+      3,250      3,619,330    6.96

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Pennsylvania (continued)
  Philadelphia, City of,
   Wtr & Swr Rev 16th Ser .....................................         7.500%  08-01-10    AAA    $3,000     $3,337,560    6.74%
  Scranton-Lackawanna Health and Welfare Auth,
   Rev Ser A Allied Services Rehabilitation Hosp Proj .........         7.600   07-15-20    BBB-    3,525      3,893,151    6.88
                                                                                                            ------------
                                                                                                              62,692,799
                                                                                                            ------------
Puerto Rico (6.97%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995 Gtd by the
     Commonwealth of Puerto Rico ..............................         6.000   07-01-11    AAA       200        230,596    5.20
   Ref Pars & Inflos Ser 1995 Gtd by the
     Commonwealth of Puerto Rico ..............................         8.220#  07-01-11    AAA     6,500      8,482,500    6.30
  Puerto Rico Highway and Transportation Auth,
   Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
     Ser PA-114 (r) ...........................................         9.722#  07-01-11    Baa1   13,130     17,147,386    7.44
  Puerto Rico, Commonwealth of,
   GO Cap Apprec Ref Pub Imp Ser 1998 .........................          Zero   07-01-14    A       4,000      1,905,680    4.89
   GO Pub Imp Inverse Floater Ser 1992A .......................         8.344#  07-01-08    AAA     2,700      3,057,750    7.37
   GO Pub Imp Inverse Rate Securities Ser 1996 ................         8.262#  07-01-11    AAA    14,000     18,270,000    6.33
  Puerto Rico Infrastructure Financing Auth,
   Spec Tax Rev Ref Ser 1998A .................................         5.500   07-01-08    AAA     4,495      4,982,977    4.96
                                                                                                            ------------
                                                                                                              54,076,889
                                                                                                            ------------
South Carolina (1.44%)
  Florence, County of,
   Ind'l Dev Rev Stone Container Proj .........................         7.375   02-01-07    BB-     3,915      4,158,787    6.94
  James Island Public Service District,
   Charleston County Swr Sys Ref ..............................         7.500   06-01-18    AAA     1,250      1,289,663    7.27
  Richland, County of,
   Poll Control Rev Union Camp Corp Proj Ser 1992 B ...........         6.625   05-01-22    A-      2,460      2,668,042    6.11
   Poll Control Rev Union Camp Corp Proj Ser 1992 C ...........         6.550   11-01-20    A-      1,000      1,095,020    5.98
  South Carolina Jobs-Economic Development Auth,
   Solid Waste Recycling Rev Santee River Rubber Proj  Ser A ..         8.000   12-01-14    BB-     2,000      1,976,560    8.09
                                                                                                            ------------
                                                                                                              11,188,072
                                                                                                            ------------
Tennessee (2.96%)
  Eastside Utility District of Hamilton,
   Waterworks Rev Iss .........................................         6.750   11-01-11    A       1,000      1,103,620    6.12
  Hardeman, County of,
   Correctional Facil Rev Ser B Corrections Corp of America ...         7.375   08-01-17    BB        500        545,310    6.76
  Humphreys County Industrial Development Board,
   Solid Waste Disposal Rev E.I. Dupont Denemours and Co Proj..         6.700   05-01-24    AA-     6,500      7,244,185    6.01
  Maury County Industrial Development Board,
   Multi-Modal Interchangeable Rate Poll Control Ref Rev
     Saturn Corp Proj .........................................         6.500   09-01-24    A       9,000      9,735,300    6.01
  Memphis-Shelby County Airport Auth,
   Rev Ref Federal Express Corp. ..............................         6.750   09-01-12    BBB     4,000      4,366,120    6.18
                                                                                                            ------------
                                                                                                              22,994,535
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Texas (5.14%)
  Austin, City of,
   Combined Util Sys Rev Ref Ser 1998 .........................         6.750%  11-15-10    AAA    $3,125     $3,794,781    5.56%
  Corpus Christi Housing Finance Corp,
   Single Family Mtg Sr Rev Ref Ser 1991 A ....................         7.700   07-01-11    AAA       435        474,019    7.07
  Dallas-Fort Worth International Airport Facility Improvement,
   Rev American Airlines Inc. .................................         7.250   11-01-30    BBB-   10,250     11,259,215    6.60
   Rev Delta Air Lines Inc. ...................................         7.600   11-01-11    BBB-    3,000      3,273,390    6.97
  Ector County Hospital District,
   Hosp Rev 1992 ..............................................         7.300   04-15-12    AAA     4,000      4,496,280    6.49
  El Paso Housing Finance Corp,
   Single Family Mtg Rev Ref Bonds 1991 Ser A .................         8.750   10-01-11    A2        385        422,611    7.97
  El Paso International Airport,
   Rev Ref Spec Facil Marriott Corp Proj ......................         7.750   03-01-12    B1      1,410      1,494,882    7.31
  Harris County Health Facilities Development Corp,
   Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj ........         8.250   02-15-08    AAA     2,475      2,594,246    7.87
  Houston Independent School District,
   Pub Facil Corp Lease Rev Cap Apprec Ser A Cesar E Chavez ...          Zero   09-15-16    AAA     1,000        406,830    5.19
  Houston, City of,
   Spec Facil Rev Ser C Continental Airline Inc ...............         6.125   07-15-27    BB      4,000      4,085,600    6.00
   Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref ..............         6.750   12-01-08    A         180        198,794    6.11
   Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal ...........         6.750   12-01-08    A       1,320      1,441,295    6.18
  North Central Texas Health Facilities Development,
   Hospital Rev Baylor Univ Medical Center Ser 1991A ..........        10.323#  05-15-16    AA      1,000      1,170,000    8.82
  Port of Corpus Christi,
   Ind'l Development Corp Rev Ref Ser A Valero Energy Corp ....         5.450   04-01-27    BBB-    2,000      1,956,560    5.57
  San Antonio, County of,
   GO Ref Gen Imp Ser 1996 ....................................         6.000   08-01-08    AA+     1,000      1,134,770    5.29
  Texas, State of,
   Veterans' Land Board GO ....................................         7.125   12-01-09    AA      1,000      1,047,780    6.80
   Veterans' Land Board GO Preref .............................         8.250   12-01-10    AAA       610        634,101    7.94
                                                                                                            ------------
                                                                                                              39,885,154
                                                                                                            ------------
Utah (0.77%)
  Carbon, County of,
   Solid Waste Disp Rev Ref Ser A East Carbon
     Development Corp. ........................................         9.000   07-01-12    BBB-    1,000      1,074,670    8.37
  Intermountain Power Agency,
   Pwr Supply Rev Ref Ser A ...................................         5.000   07-01-19    AAA     3,500      3,429,090    5.10
  Salt Lake City Hospital,
   Rev Ref Ser A ..............................................         8.125   05-15-15    AAA     1,000      1,312,260    6.19
  Utah Housing Finance Agency,
   Single Family Mtg Sr 1990 Iss B-2 ..........................         7.700   07-01-15    AAA        70         72,354    7.45
   Single Family Mtg Sr 1991 Iss B-1 ..........................         7.500   07-01-16    AAA        80         83,723    7.17
                                                                                                            ------------
                                                                                                               5,972,097
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                  PAR VALUE                 YIELD
                                                                      INTEREST  MATURITY  CREDIT    (000s       MARKET       AT
STATE, ISSUER, DESCRIPTION                                              RATE      DATE    RATING*  OMITTED)     VALUE     MARKET +
--------------------------                                            --------  --------  -------  --------     -----     --------
Virgin Islands (0.46%)
  Virgin Islands Public Finance Auth,
   Rev Sub Lien Fund Ln Notes Ser 1998E .......................         5.875%  10-01-18    BB+    $2,500     $2,577,275    5.70%
  Virgin Islands Water & Power Auth,
   Wtr Sys Rev Ref ............................................         5.500   07-01-17    BB+     1,000        989,670    5.56
                                                                                                            ------------
                                                                                                               3,566,945
                                                                                                            ------------
Virginia (1.33%)
  Arlington County Industrial Development Auth,
   Hosp Facil Rev Arlington Hosp Ser 1991 A ...................         7.125   09-01-21    AAA       500        553,120    6.44
  Fairfax County Industrial Develpment Auth,
   Rev RITES ..................................................        10.277#  08-29-23    AA-     1,000      1,181,250    8.70
  Fredericksburg Industrial Auth,
   Hosp Facil Rev .............................................         9.975#  08-15-23    AAA     1,500      1,758,750    8.51
  Pittsylvania County Industrial Development Auth,
   Rev Ser A Exempt Facil .....................................         7.550   01-01-19    BB      3,500      3,823,890    6.91
  Pocahontas Parkway Assn,
   Toll Road Rev Cap Apprec 1st Tier Sub Ser C ................          Zero   08-15-24    Ba1     4,800      1,008,576    6.22
   Toll Road Rev Cap Apprec 1st Tier Sub Ser C ................          Zero   08-15-25    Ba1     5,000        988,200    6.22
   Toll Road Rev Cap Apprec 1st Tier Sub Ser C ................          Zero   08-15-26    Ba1     5,500      1,022,450    6.22
                                                                                                            ------------
                                                                                                              10,336,236
                                                                                                            ------------
Washington (1.42%)
  Seattle, City of,
   Municipal Light & Pwr Rev 1994 .............................         6.625   07-01-16    AA      3,600      4,133,340    5.77
  Spokane County Industrial Development Corp,
   Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj ..........         7.600   03-01-27    BB-     1,250      1,366,712    6.95
  Tacoma Electric System,
   Rev VRDN/RIBS Iss of 1991 ..................................         9.565#  01-02-15    AAA     1,000      1,136,250    8.42
  Washington Public Power Supply System,
   Nuclear Proj No. 1 Ref Rev Ser 1989A Unref Bal .............         7.500   07-01-15    AA-       455        471,039    7.24
   Nuclear Proj No. 1 Ref Rev Ser 1989B .......................         7.125   07-01-16    AA-     1,500      1,880,580    5.68
  Washington, State of,
   GO Ser A of 1990 ...........................................         6.750   02-01-15    AA+     1,000      1,219,160    5.54
  Washington, University of,
   Hsg & Dining Rev Preref ....................................         7.000   12-01-21    AAA        35         38,913    6.30
   Hsg & Dining Rev Preref ....................................         7.000   12-01-21    AAA       595        661,515    6.30
   Hsg & Dining Rev Unref Bal .................................         7.000   12-01-21    AAA       120        131,971    6.37
                                                                                                            ------------
                                                                                                              11,039,480
                                                                                                            ------------
Wisconsin (0.69%)
  Sturgeon Bay Combined Utilities,
   Door County Combined Util Mtg Rev Ser 1990 Preref ..........         7.500   01-01-10    AAA       770        820,504    7.04
   Door County Combined Util Mtg Rev Ser 1990 Unref Bal .......         7.500   01-01-10    AAA       230        244,419    7.06

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                                PAR VALUE                   YIELD
                                                                    INTEREST  MATURITY  CREDIT    (000s         MARKET       AT
STATE, ISSUER, DESCRIPTION                                            RATE      DATE    RATING*  OMITTED)       VALUE     MARKET +
--------------------------                                          --------  --------  -------  --------       -----     --------
Wisconsin (continued)
  Wisconsin Public Power,
   Pwr Supply Sys Rev Ser 1990A .............................         7.400%  07-01-20    AAA    $4,000       $4,294,560    6.89%
                                                                                                            ------------
                                                                                                               5,359,483
                                                                                                            ------------
                                                             TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                          (Cost $685,754,697)    (99.22%)    770,257,282
                                                                                                 ------     ------------
                                                            OTHER ASSETS AND LIABILITIES, NET     (0.78%)      6,039,517
                                                                                                 ------     ------------
                                                                             TOTAL NET ASSETS   (100.00%)   $776,296,799
                                                                                                 ======     ============

(r) Direct placement securities are restricted to resale. The security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                                                      MARKET
                                                                                                    VALUE AS A         MARKET
                                                                                                    PERCENTAGE          VALUE
                                                                       ACQUISITION  ACQUISITION     OF FUND'S           AS OF
   ISSUER, DESCRIPTION                                                     DATE        COST         NET ASSETS    FEBRUARY 28, 1999
   -------------------                                                 -----------  -----------     ----------    -----------------
   Puerto Rico Highway and Transportation Auth,
     Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts Ser PA-114
       9.722%, 07-01-11 ......................................           04-02-96   $14,925,160        2.21%          $17,147,386

 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch, or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** This security having a value of $971,250 or 0.13% of the Fund's net assets, has been purchased as a forward commitment - that is, the Fund has agreed on the trade date, to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market value of $1,050,525 of Commonwealth of Puerto Rico, 8.220%, 07-01-11, has been segregated to cover the forward commitment.

 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on February 28, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at February 28, 1999 assigned to the various sector categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
-------------------                                                ----------
General Obligations................................................   7.47%
Revenue Bonds - Airport............................................   1.03
Revenue Bonds - Authority..........................................   0.61
Revenue Bonds - Bridge & Toll Road.................................   0.93
Revenue Bonds - Building...........................................   0.16
Revenue Bonds - Combined...........................................   0.35
Revenue Bonds - Education..........................................   2.73
Revenue Bonds - Electric...........................................  14.90
Revenue Bonds - Environment........................................   0.50
Revenue Bonds - Facility...........................................   0.39
Revenue Bonds - Financial..........................................   0.17
Revenue Bonds - General Purpose....................................   0.26
Revenue Bonds - Health.............................................  14.85
Revenue Bonds - Highway............................................   0.39
Revenue Bonds - Hospital...........................................   0.62
Revenue Bonds - Housing............................................   2.58
Revenue Bonds - Industrial Development.............................   8.21
Revenue Bonds - Lease..............................................   0.13
Revenue Bonds - Other..............................................   5.28
Revenue Bonds - Pollution Control Facilities.......................  12.80
Revenue Bonds - Power..............................................   0.57
Revenue Bonds - Rev - Special Tax..................................   0.64
Revenue Bonds - School.............................................   0.72
Revenue Bonds - Solid Waste Disposal...............................   0.42
Revenue Bonds - Special Assessment.................................   0.13
Revenue Bonds - Transportation.....................................  19.25
Revenue Bonds - Water & Sewer......................................   3.13
                                                                     -----
                                   TOTAL TAX-EXEMPT LONG-TERM BONDS  99.22%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Tax-Free Bond Fund (the "Fund") and John Hancock High Yield Tax-Free Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $7,612,962 and August 31, 2003 -- $5,155,633.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. At February 28, 1999, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At February 28, 1999, open positions in financial futures contracts were as follows:

                                                                 UNREALIZED
EXPIRATION         OPEN CONTRACTS                POSITION       DEPRECIATION
----------         --------------                --------       ------------
JUN 1999           175 U.S. TREASURY BONDS         LONG           $356,693
                                                                  ========

   At February 28, 1999, the Fund has deposited $1,200,000 par value of County of Clark, 6.50%, 12-01-33, bonds in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Fund may buy options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

   There were no written option transactions for the period ended February 28, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

   The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85% and 1.60% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1999, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $1,641. This limitation may not be discontinued until at least January 1, 2000.

   The Fund has an agreement with its custodian bank under which $53,994 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1999, net sales charges received with regard to sales of Class A shares amounted to $360,767. Out of this amount, $22,785 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $176,405 was paid as sales commissions to unrelated broker-dealers and $161,577 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1999 the contingent deferred sales charges received by JH Funds amounted to $153,069.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $4,423.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended February 28, 1999, aggregated $41,994,879 and $43,945,146, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended February 28, 1999.

   The cost of investments owned at February 28, 1999 for federal income tax purposes was $685,754,697. Gross unrealized appreciation and depreciation of investments aggregated $85,392,525 and $889,940, respectively, resulting in net unrealized appreciation of $84,502,585.


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======================================NOTES=====================================

                     John Hancock Funds - Tax-Free Bond Fund


                                       30
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======================================NOTES=====================================

                     John Hancock Funds - Tax-Free Bond Fund


                                       31
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   This report is for the information of shareholders of the John Hancock
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objectives and operating policies.

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